                                   [DLB LOGO]



     THE DLB FIXED INCOME FUND




                                                                   Annual Report
                                                               December 31, 1997




                        [EXPERIENCE TO MANAGE THE FUTURE]

                                                           DLB FIXED INCOME FUND



Manager's Commentary
MARKET REVIEW

DLB FIXED INCOME FUND SHAREHOLDERS ENJOYED THE BENEFITS OF A STRONG RALLY IN THE BOND MARKET THAT GAINED MOMENTUM AS 1997 PROGRESSED. Long-term interest rates fell a full percentage point since early last summer, while intermediate-term rates were down a half to three-quarters of a percentage point during the same time period. Lower rates in this country reflect both domestic and global circumstances.

AT HOME, RISING PRODUCTIVITY, A DRAMATIC DROP IN THE FEDERAL DEFICIT TO NEAR SURPLUS LEVELS, AND IMPROVING MONETARY POLICY CREDIBILITY HAVE ALL HELPED TO PROPEL RATES LOWER. In addition, the U.S. bond market has been the beneficiary of capital flows out of Asia in the wake of the Asian currency crisis. While deflation in Asia and other parts of the world is expected to have a negative impact on our export industries in 1998, at the same time, it means investor's expectations about inflation will continue to move lower.

OVER THE COURSE OF THE YEAR, THE YIELD CURVE SHIFTED TO A FLATTER SLOPE AS INTERMEDIATE AND LONG-TERM RATES FELL IN RESPONSE TO THE FAVORABLE INFLATION ENVIRONMENT, WHILE SHORT-TERM RATES REMAINED PRETTY MUCH UNCHANGED DUE TO THE FEDERAL RESERVE'S STABLE MONETARY POLICY STANCE.

Issuance in the corporate debt market was easily absorbed throughout the year. Credit quality in the aggregate continued to improve. Corporate quality yield spreads narrowed during most of the year, but recently widened in sympathy with international issuers negatively impacted by the crisis in Asia.

THE DLB FIXED INCOME FUND TOTAL RETURN FOR 1997 WAS 9.01%.

                                                           DLB FIXED INCOME FUND



Manager's Commentary
OUTLOOK

AS WE COMMENCE THE NEW YEAR, THE DOMESTIC ECONOMY REMAINS ON SOUND FOOTING. Rising employment, a continuation of the capital spending boom, and the benefits of lower interest rates for both consumer and business should allow for modest growth in 1998. The wildcard in the outlook is the unknown fallout from the Asian financial crisis.

IT IS EXPECTED THAT THE FINANCIAL RESCUE PACKAGES AND REFORMS CURRENTLY BEING PUT IN PLACE BY THE INTERNATIONAL MONETARY FUND AND THE INTERNATIONAL BANKING COMMUNITY WILL STEM THE ASIAN CONTAGION AND LIMIT THE RISK OF GLOBAL DEFLATION. However, Asian countries have lost massive wealth and the question remains -- how much impact will this damage have on the global economy and, specifically, growth in the U.S.?

U.S. DOMESTIC PURCHASING POWER WILL BENEFIT FROM DECLINING ASIAN IMPORT PRICES, BUT THIS POSITIVE WILL BE OFFSET BY ASIA'S MORE COMPETITIVE TRADING POSITION DUE TO CURRENCY DEVALUATION AND EXCESS CAPACITY IN ASIA. Expectations are that U.S. exports will be negatively impacted reducing overall real GDP by a half to one percentage point in 1998. As a result, a substantial widening in our trade account deficit is to be expected. A further risk to domestic growth will be realized if investment in the U.S. leads to overcapacity, as it did in Asia. Such a situation could prompt a sharp cutback in capital spending but, at this juncture, there is no sign of this scenario happening. In fact, many companies feel compelled to boost capital spending in an effort to raise productivity. In an environment of little to no pricing power, this will help companies maintain profit margins and maintain competitiveness in an increasingly global economy.

THE OUTLOOK FOR INFLATION AND, THEREFORE, INTEREST RATES REMAINS POSITIVE. Pockets of global deflation and the likelihood of moderating domestic economic activity will help keep prices in check this year. Today's level of interest rates reflects a decline in inflation expectations and a lower risk premium for extending debt maturity. The latter reflects a much-improved fiscal picture and reduced volatility of inflation.

                                                           DLB FIXED INCOME FUND



Manager's Commentary
PORTFOLIO REVIEW

THE PRIMARY OBJECTIVES OF THE DLB FIXED INCOME FUND ARE TO OBTAIN A FAVORABLE TOTAL RETURN OVER THE LONG RUN, PROVIDE A HIGH LEVEL OF INCOME, AND MAINTAIN REASONABLE STABILITY OF PRINCIPAL. Through active portfolio management, our ongoing investment strategy is to uncover attractive investment opportunities and to replace fully valued situations with what are believed to be undervalued opportunities.

THE DLB FIXED INCOME FUND TOTAL RETURN FOR 1997 WAS 9.01%. Sizable cash flows into the Fund between July and year-end, a period where bond prices were appreciating at a faster rate than the yield received on short-term investments, hindered performance. Performance for much of the year benefited from a narrowing of corporate yield spreads relative to Treasuries; however, during the fourth quarter, as previously mentioned, spreads widened, erasing earlier gains.

RECENT TRADING ACTIVITY HAS FOCUSED ON THE USE OF "SPECIAL SITUATIONS." Special situations added include a 14-year Oslo Seismic issue secured by marine vessels, and California Infrastructure and Massachusetts Turnpike Authority issues.

OSLO SEISMIC IS A SPECIAL PURPOSE SUBSIDIARY OF PETROLEUM GEO, A NORWEGIAN FIRM, USED TO FUND THE PURCHASE OF MARINE VESSELS USED BY PETRO GEO, A NAME ALREADY HELD IN THE PORTFOLIO. California Infrastructure, rated AAA with a five-year average life, are commonly referred to as Rate Reduction Bonds. These asset backed securities came about as part of the dramatic restructuring of the electric utility industry underway in that state.

IN DECEMBER, WE INITIATED WHAT IS KNOW AS A "CROSSOVER TRADE" WITH THE PURCHASE OF A 30-YEAR ISSUE FROM THE MASSACHUSETTS TURNPIKE AUTHORITY. Crossover trades are simply the purchase of municipal or tax-exempt securities by investors who normally buy taxable bonds. Municipals historically trade cheap relative to Treasury bonds for a brief period over year-ends for various, mostly technical, reasons. This year, municipals looked particularly attractive as the muni versus Treasury ratio approached 88%. We would expect to unwind this trade (sell munis and buy Treasuries or corporates) within a couple of months, as the ratio declines to more normal historic levels -- realizing capital appreciation versus alternative taxable thirty year investments.

AT YEAR'S END, THE FUND'S AVERAGE EFFECTIVE DURATION AND MATURITY WERE 4.6% AND 8.8% RESPECTIVELY. The average quality of the portfolio was AA2. Portfolio turnover for 1997 was 28%.

                                                           DLB FIXED INCOME FUND




Growth of a $100,000 Investment

                Cumulative Total Return Since Inception 7/25/95

                           DLB Fixed              Lehman Bros.
                            Income                 Aggregate
                          ---------               -----------

                         $100,000.00              $100,000.00
07-31-95                 $100,100.00              $100,150.00
08-31-95                 $101,501.40              $101,361.82
09-30-95                 $102,404.76              $102,345.02
10-31-95                 $103,602.90              $103,675.51
11-30-95                 $105,105.14              $105,230.64
12-31-95                 $106,461.00              $106,703.87
01-31-96                 $107,397.85              $107,408.12
02-28-96                 $106,356.09              $105,539.22
03-31-96                 $105,526.52              $104,800.44
04-30-96                 $105,009.44              $104,213.56
05-30-96                 $104,799.42              $104,004.13
06-30-96                 $105,836.93              $105,398.80
07-31-96                 $106,048.61              $105,683.38
08-31-96                 $105,942.56              $105,503.72
09-30-96                 $107,605.86              $107,339.48
10-31-96                 $109,790.25              $109,722.42
11-30-96                 $111,557.88              $111,598.67
12-31-96                 $110,408.83              $110,560.80
01-31-97                 $110,850.47              $110,903.54
02-28-97                 $111,072.17              $111,180.80
03-31-97                 $109,872.59              $109,946.69
04-30-97                 $111,399.82              $111,595.89
05-31-97                 $112,380.14              $112,656.05
06-30-97                 $113,796.13              $113,996.66
07-31-97                 $116,527.23              $117,074.57
08-31-97                 $115,653.28              $116,079.44
09-30-96                 $117,295.55              $117,797.41
10-31-97                 $118,937.69              $119,505.48
11-30-97                 $119,151.78              $120,055.20
12-31-97                 $120,367.13              $121,267.76

                    TOTAL RETURNS (%) FOR PERIODS ENDED 12/31/97

                                 6 Months        One Year         Annualized
                                 7/1/97 -        1/1/97 -       Since Inception
                                 12/31/97        12/31/97     7/25/95 - 12/31/97
DLB FIXED INCOME FUND              5.77            9.01              7.70
Lehman Brothers Aggregate          6.36            9.66              8.01




LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB FIXED INCOME FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                        DLB FIXED INCOME
                                        FUND

                                        FINANCIAL STATEMENTS FOR THE YEARS
                                        ENDED DECEMBER 31, 1997 AND 1996

DLB FIXED INCOME FUND

TABLE OF CONTENTS



INDEPENDENT AUDITORS' REPORT                                                                      1

FINANCIAL STATEMENTS:

     Portfolio of Investments as of December 31, 1997                                         2 - 5

     Statement of Assets and Liabilities as of December 31, 1997                                  6

     Statement of Operations for the Year Ended December 31, 1997                                 7

     Statements of Changes in Net Assets for the Years Ended
          December 31, 1997 and 1996                                                              8

     Financial Highlights for Each of the Years in the Three-year Period Ended
          December 31, 1997                                                                       9

     Notes to Financial Statements                                                          10 - 12

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and Shareholders of DLB Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Fixed Income Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Fixed Income Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

BONDS - 98.5%

S&P/MOODY'S
  RATING                                                         PRINCIPAL
(UNAUDITED)                       ISSUER                          AMOUNT         VALUE
               US GOVERNMENT AND FEDERAL AGENCIES - 31.3%
    AAA        US Treasury, 7.875%, 1998                        $  450,000    $   450,423
    AAA        US Treasury, 6.250%, 1999                           650,000        654,674
    AAA        US Treasury, 5.875%, 2000                         1,475,000      1,480,767
    AAA        US Treasury, 6.375%, 2001                         1,000,000      1,020,620
    AAA        US Treasury, 6.250%, 2001                         1,000,000      1,017,030
    AAA        US Treasury, 6.625%, 2002                           775,000        800,064
    AAA        US Treasury, 11.625%, 2002                          500,000        623,045
    AAA        US Treasury, 11.125%, 2003                           25,000         31,359
    AAA        US Treasury, 5.875%, 2004                           150,000        151,313
    AAA        US Treasury, 7.250%, 2004                           450,000        486,351
    AAA        US Treasury, 7.500%, 2005                            75,000         82,430
    AAA        US Treasury, 5.625%, 2006                         2,000,000      1,977,500
    AAA        FNMA, 5.810%, 1999                                  600,000        600,000
    AAA        FNMA, 6.210%, 2007                                  700,000        702,737
                                                                              -----------
                                                                               10,078,313
                                                                              -----------

               MORTGAGES - 17.2%
    AAA        FHLMC Gold Pool #M90449, 5.500%, 2001               392,479        386,419
    AAA        FHLMC Gold Pool #G00143, 7.500%, 2023               274,400        282,091
    AAA        FNMA Pool #346537, 6.000%, 2011                     466,741        459,413
    AAA        GNMA Pool #780332, 8.000%, 2009                     328,297        340,910
    AAA        GNMA Pool #410343, 7.500%, 2011                     597,428        615,709
    AAA        GNMA Pool #423828, 6.000%, 2011                     457,092        452,882
    AAA        GNMA Pool #398964, 7.500%, 2011                     261,750        269,760
    AAA        GNMA Pool #357262, 7.500%, 2023                     383,948        394,595
    AAA        GNMA Pool #380866, 7.000%, 2024                      80,658         81,573
    AAA        GNMA Pool #401135, 8.500%, 2024                     710,585        747,962
    AAA        GNMA Pool #432175, 8.000%, 2026                      90,799         94,156
    AAA        GNMA Pool #441009, 8.000%, 2026                     349,785        362,717
   BAA3        Green Tree Financial 1994-A, 6.900%, 2004            43,961         44,397
    AAA        Green Tree Financial 1995-A, 7.250%, 2005           176,950        177,468
    AAA        Green Tree Financial 1995-2 A-4, 7.850%, 2026       300,000        303,561

S&P/MOODY'S
  RATING                                                        PRINCIPAL
(UNAUDITED)                       ISSUER                         AMOUNT         VALUE
               MORTGAGES (CONTINUED)
    AAA        Green Tree Financial 1995-1 A-5, 8.400%, 2025    $200,000      $  206,624
    AAA        Green Tree Financial 1995-3 A-4, 7.050%, 2025     100,000         100,812
    AAA        Green Tree Financial 1996-2 A3, 6.900%, 2027      200,000         202,874
                                                                              ----------
                                                                               5,523,923
                                                                              ----------

               TAX EXEMPT - 1.5%
    AAA        Mass State Turnpike Authority, 5.550%, 2037       500,000         486,270
                                                                              ----------

               ASSET BACKED - 1.5%
    AAA        California Infrastructure, 6.250%, 2004           500,000         496,875
                                                                              ----------

               BANKS - 3.9%
    AA3        Chase Capital, 7.670%, 2026                       225,000         233,111
    AA3        Chase Capital Floater, 6.250%, 2027               265,000         254,581
    AA2        J.P. Morgan Capital Trust, 7.540%, 2027           385,000         391,106
    A2         Suntrust Banks, 6.000%, 2026                      400,000         390,128
                                                                              ----------
                                                                               1,268,926
                                                                              ----------

               FINANCIAL - 7.1%
    AA3        Associates Corp. N.A., 6.450%, 2001               500,000         503,585
    A1         Ford Capital BV, 10.125%, 2000                    100,000         110,135
    A1         Ford Motor Credit, 8.200%, 2002                   250,000         267,005
    A1         Ford Motor Credit, 7.200%, 2007                   300,000         316,284
    A3         GMAC Global, 6.750%, 2002                         400,000         407,340
    A2         John Deere Capital Corporation, 6.300%, 1999      250,000         250,813
    AA3        Norwest Corp., 6.000%, 2000                       150,000         149,589
    AA3        Wachovia Capital FRN TRST II, 6.250%, 2027        265,000         271,307
                                                                              ----------
                                                                               2,276,058
                                                                              ----------

               INDUSTRIAL - 21.8%
   BAA3        Airgas Inc., 7.140%, 2004                         415,000         431,185
    A1         Aluminum Company of America, 5.750%, 2001         500,000         493,120
   BAA2        American Stores, 8.000%, 2026                     235,000         262,967
    A3         Cardinal Distribution, 6.500%, 2004               400,000         402,740
    A3         Cardinal Health, 6.000%, 2006                     150,000         145,422
   BAA1        Champion International, 7.200%, 2026              675,000         721,163
   BAA1        Comdisco Inc., 6.375%, 2001                       300,000         300,000
    A2         Cooper Industries MTN, 7.870%, 1998               100,000         100,048
   BAA1        Crown Cork & Seal, 5.875%, 1998                   500,000         499,960

S&P/MOODY'S
  RATING                                                                   PRINCIPAL
(UNAUDITED)                       ISSUER                                    AMOUNT         VALUE
               INDUSTRIAL (CONTINUED)
    A1         International Business Machines, 6.220%, 2027               $400,000      $  403,336
    BA1        Lockheed Martin, 7.750%, 2026                                250,000         277,053
   BAA1        Marriott International, 7.875%, 2005                         300,000         326,397
    A2         McDonnell Douglas, 8.250%, 2000                               50,000          52,358
   BAA1        Norfolk Southern, 7.050%, 2037                               125,000         132,118
    A2         Philip Morris Companies, 7.125%, 1999                        300,000         304,725
    A2         Philip Morris Companies, 7.200%, 2007                        175,000         180,581
   BAA1        Raytheon Co., 6.450%, 2002                                   200,000         200,982
    A3         Ryder System Inc., 8.450%, 1999                              100,000         104,332
    A2         Sears, Roebuck & Co., 6.500%, 2000                           100,000         100,925
    A2         Sears, Roebuck & Co., 6.950%, 2002                            50,000          51,212
   BAA1        Supervalue Inc., 7.250%, 1999                                500,000         507,555
    BA1        Telecommunications Inc., 9.800%, 2012                        170,000         211,346
    BA1        Time Warner Inc., 9.150%, 2023                               150,000         184,814
   BAA2        Tosco Corporation, 7.625%, 2006                              575,000         611,438
                                                                                         ----------
                                                                                          7,005,777
                                                                                         ----------

               TRANSPORTATION - 3.4%
    A1         Atchinson Topeka & Santa Fe, 7.750%, 1999                     75,000          77,014
   BAA2        CSX Corp., 9.500%, 2000                                      100,000         107,488
   BAA2        CSX Corp., 9.000%, 2006                                      200,000         230,448
   BAA3        Delta Air Lines, 10.375%, 2022                               130,000         177,953
   BAA1        Norfolk Southern, 6.700%, 2037                               125,000         126,491
   BAA1        United Air Lines Inc., 7.270%, 2013                          297,872         309,209
   BAA2        Union Pacific Corp., 7.250%, 2008                             60,000          62,768
                                                                                         ----------
                                                                                          1,091,371
                                                                                         ----------

               OTHER - 2.0%
    AAA        New Jersey Economic Development Authority, 7.425%, 2029      600,000         658,530
                                                                                         ----------

               INTERNATIONAL - 8.6%
   BAA2        Canadian National Railroad, 7.000%, 2004                     350,000         357,665
    A2         Hydro Quebec, 8.050%, 2024                                   450,000         518,072
   BAA2        Oslo Seimsic Services, 6.250%, 2011                          423,250         466,180
   BAA3        Petro Geo-Services, 7.500%, 2007                             400,000         423,300

                                                                                PRINCIPAL
                                  ISSUER                                         AMOUNT          VALUE
               INTERNATIONAL (CONTINUED)
    AA3        Province of Ontario, 7.750%, 2002                                $575,000      $   611,112
   BAA1        Southern Investments UK, 6.375%, 2001                             400,000          399,384
                                                                                              -----------
                                                                                                2,775,713
                                                                                              -----------

               TOTAL BONDS (identified cost, $31,085,647)                                      31,661,756
                                                                                              -----------

               REPURCHASE AGREEMENT -  .1%
               Bank of New York, dated 12/31/97, due 1/2/98 (secured
                  by various U.S. Treasury Bonds valued at $48,147), at cost    $ 47,178      $    47,178
                                                                                              -----------

               Total Investments (identified cost $31,085,647)                                 31,708,934

               Other assets, less liabilities - 1.4%                                              446,019
                                                                                              -----------

               NET ASSETS - 100%                                                              $32,154,953
                                                                                              ===========

               See Notes to financial statements.

DLB FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
     Investments, at value (identified cost, $31,085,647)          $ 31,708,934
     Interest receivable                                                495,859
     Receivable from investment manager                                   8,491
                                                                   ------------

                                                                     32,213,284
                                                                   ------------

LIABILITIES:
     Management fees                                                      5,515
     Accrued expenses                                                    52,816
                                                                   ------------

                                                                         58,331
                                                                   ------------

NET ASSETS                                                         $ 32,154,953
                                                                   ============

NET ASSETS CONSIST OF:
     Paid-in capital                                               $ 31,516,786
     Unrealized appreciation on investments                             623,287
     Accumulated net realized loss on investments                        (7,677)
     Accumulated undistributed net investment income                     22,557
                                                                   ------------

                                                                   $ 32,154,953
                                                                   ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                             3,030,691
                                                                   ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                      $      10.61
                                                                   ============



See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                     $ 1,359,601
                                                                    -----------

EXPENSES:
     Management fee                                                      86,512
     Trustees' fees                                                       5,501
     Custodian fee                                                       55,207
     Accounting and audit fees                                           31,371
     Registration fees                                                   23,801
     Legal fees                                                          16,696
     Transfer agent fee                                                   8,001
     Printing fees                                                        2,521
     Miscellaneous                                                          256
                                                                    -----------

                                                                        229,866

     Reduction of expenses by investment manager                       (111,177)
                                                                    -----------

               Net expenses                                             118,689
                                                                    -----------

               Net investment income                                  1,240,912
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Realized gain (identified cost basis)                               26,429

     Change in unrealized appreciation                                  715,791
                                                                    -----------

               Net realized and unrealized gain on investments          742,220
                                                                    -----------

               Increase in net assets from operations               $ 1,983,132
                                                                    ===========



See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended       Year Ended
                                                                          December 31,     December 31,
                                                                              1997             1996
                                                                          ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                 $  1,240,912     $    756,599
    Net realized gain (loss) on investments                                     26,429          (34,750)
    Net unrealized appreciation (depreciation) on investments                  715,791         (225,496)
                                                                          ------------     ------------

                                                                             1,983,132          496,353
                                                                          ------------     ------------

  Distributions to shareholders:
    From net investment income                                              (1,212,012)        (756,599)
    In excess of net investment income                                              --           (5,699)
                                                                          ------------     ------------

                                                                            (1,212,012)        (762,298)
                                                                          ------------     ------------

  Fund share transactions:
    Net proceeds from sale of shares                                        17,272,202       10,052,530
    Net asset value of shares issued in
      reinvestment of distributions                                            887,748          694,367
    Cost of shares reacquired                                               (2,036,662)        (545,546)
                                                                          ------------     ------------

                                                                            16,123,288       10,201,351
                                                                          ------------     ------------

              Total increase in net assets                                  16,894,408        9,935,406

NET ASSETS:
  At beginning of period                                                    15,260,545        5,325,139
                                                                          ------------     ------------
  At end of period (including accumulated undistributed (distributions in excess of) net investment income of $22,557 and ($5,666),
       respectively)                                                      $ 32,154,953     $ 15,260,545
                                                                          ============     ============


See notes to financial statements.

DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

                                                                       Year Ended         Year Ended        Period Ended
                                                                      December 31,       December 31,       December 31,
                                                                          1997               1996              1995 **
                                                                      ------------       ------------       ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                                $    10.11         $    10.26         $    10.00
                                                                       ----------         ----------         ----------

  Income from investment operations:
     Net investment income                                                    .42                .53                .28
     Net realized and unrealized gain (loss) on investments                   .49               (.15)               .37
                                                                       ----------         ----------         ----------

                                                                              .91                .38                .65
                                                                       ----------         ----------         ----------

  Less distributions to shareholders:
     From net investment income (1)                                          (.41)              (.53)              (.28)
     From net realized gain on investments                                     --                 --               (.11)
                                                                       ----------         ----------         ----------

                                                                             (.41)              (.53)              (.39)
                                                                       ----------         ----------         ----------

  Net asset value - end of period                                      $    10.61         $    10.11         $    10.26
                                                                       ==========         ==========         ==========

  Total Return                                                               9.03%              3.70%             14.75% *


  Ratios and Supplemental Data:
     Ratio of expenses to average net assets
                                                                              .55%               .55%               .55% *
     Ratio of net investment income to average net assets                    5.74%              6.36%              6.24% *

     Portfolio turnover                                                         44%                65%                42%

     Net assets at end of period (000 omitted)                          $   32,155         $   15,261         $    5,325

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund and had 1995 expenses been limited to that permitted by state securities law, the net investment income per share and ratios would have been:

    Net investment income                           $ .38     $ .44     $ .19

    Ratios (to average net assets):
      Expenses
                                                     1.06%     1.66%     2.50% *
      Net investment income
                                                     5.22%     5.25%     4.33% *

*     Annualized.

** For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.


See notes to financial statements.

DLB FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS


1.       BUSINESS AND ORGANIZATION

         DLB Fixed Income Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Debt securities other than short-term obligations, including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, the Fund, for federal income tax purposes, had $7,677 in capital loss carryforwards, which expires December 31, 2004. To the extent permitted by the Code, capital loss carryovers will reduce taxable income arising from future net realized gain on investments, if any, and thus will reduce the amount of the distributions to shareholders that would otherwise be necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the year ended December 31, 1997, $677 was reclassified from accumulated net realized loss to accumulated undistributed net investment income due to differences between financial reporting and tax accounting for realized gains on investment transactions. This change had no effect on net assets or net asset value per share.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .40% of average daily net assets. For the year ended December 31, 1997, the management fee amounted to $86,512, of which $43,352 was waived by Babson. Additionally, $67,825 of Fund expenses were borne by Babson.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, were as follows:

                                                           Purchases       Sales
                                                          -----------    ----------
          U.S. Government securities                      $ 8,258,740    $3,894,555
                                                          ===========    ==========

          Investments (non-U.S. Government securities)    $18,347,530    $5,618,188
                                                          ===========    ==========

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                           $ 31,085,647
                                                                   ============

          Gross unrealized appreciation                            $    641,676
          Gross unrealized depreciation                                 (18,389)
                                                                   ------------

                 Net unrealized appreciation                       $    623,287
                                                                   ============

5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                    Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
          Shares sold                               1,635,464         974,836
          Shares issued in reinvestment
            of distributions                           83,908          68,681
          Redemptions                                (197,835)        (53,152)
                                                    ---------         -------
            Net increase                            1,521,537         990,365
                                                    =========         =======

                                   [DLB LOGO]

THE DLB MID CAPITALIZATION FUND



                                                                   ANNUAL REPORT
                                                               December 31, 1997



                       (EXPERIENCE TO MANAGE THE FUTURE)

                                                                DLB MID CAP FUND


MANAGER'S COMMENTARY

THE DLB MID CAP FUND ACHIEVED A TOTAL RETURN OF 1.43% IN THE FOURTH QUARTER VERSUS A LOSS OF -2.3% FOR THE RUSSELL 2500 INDEX BENCHMARK. This concluded a very successful 1997 for the Fund, which had a total return of 32.97% for the year versus a return of 24.40% for the Russell 2500.

WE CONTINUE TO FIND SMALL/MID CAPITALIZATION STOCKS TO BE ATTRACTIVELY VALUED RELATIVE TO THE OVERALL MARKET, SO IT WAS SOMEWHAT DISAPPOINTING TO SEE INVESTOR SENTIMENT TURN AGAINST SMALLER STOCKS IN THE FOURTH QUARTER. This is particularly surprising considering larger companies' greater exposure to the slowing economies overseas. Typically, a stronger dollar, coupled with weakening international economies, portends a very favorable environment for small/mid capitalization investors (primarily because smaller companies tend to be more oriented to the domestic economies).

THE UNCERTAINTY AND TURMOIL IN INTERNATIONAL ECONOMIES HAS FOCUSED INVESTORS' ATTENTION ON THE SUSTAINABILITY OF EARNINGS GROWTH IN CORPORATE AMERICA. Large cap stocks are predicted by analysts to see their earnings growth rate decline to 7% in 1998, a substantial slowdown from 15% earnings growth we have seen over the past several years. Smaller companies, by contrast, are expected to grow earnings by 23% (although, analysts' estimates are notoriously optimistic).

OUR GREATEST CONCERN FOR FUTURE EARNINGS GROWTH -- FOR BOTH SMALLER AND LARGER COMPANIES -- IS THE ABILITY OF COMPANIES TO IMPROVE THEIR PROFITABILITY GOING FORWARD. Profit margins for corporate America are at post-World War II highs. Slowing demand coupled with very little pricing power will put pressure on profit margins. If profitability declines, the projected earnings growth rates for large and small companies will be virtually impossible to achieve.

OUR INVESTMENT PROCESS IS FOCUSED ON IDENTIFYING ATTRACTIVELY VALUED COMPANIES THAT HAVE VERIFIABLE OPPORTUNITIES TO IMPROVE THEIR PROFIT MARGINS. These are the types of companies that should outperform the market regardless of what the domestic and international economies do.

LISTED ON THE FOLLOWING PAGE ARE THE BEST AND WORST PERFORMING STOCKS IN THE FUND FOR THE YEAR 1997.

                                                                DLB MID CAP FUND

MANAGER'S COMMENTARY

Best Performers                     Business               Gain (%)
-------------------------------------------------------------------
Dime Bancorp                        Thrift/Bank               106.0
Herman Miller                       Office Furniture Systems   94.0
First Security Corporation          Bank                       89.0
Fred Meyer                          Retail Supermarkets        78.0
Octel Communications                Telecommunications         77.0


IN GENERAL, FINANCIAL HOLDINGS DID QUITE WELL THIS YEAR. Valuation levels on banks and thrifts continued to rise, and Dime and First Security were beneficiaries. Business at both companies was very strong as well. Octel was acquired by Lucent Technologies at a significant gain to the Fund's cost. Herman Miller, one of last year's strongest performers, continued to deliver excellent earnings growth.

FRED MEYER ANNOUNCED A SERIES OF LARGE ACQUISITIONS, SIGNIFICANTLY INCREASING ITS MARKET SHARE IN THE WESTERN U.S. This has been a terrific holding for the Fund, almost tripling in the past two years since purchase. We are concerned that the level of risk has increased at Fred Meyer; debt is up a lot due to the acquisitions, and the stock's valuation has risen as Wall Street has endorsed the company's strategy. Given these factors, we have sold the stock.

Underperformers                     Business               Loss (%)
-------------------------------------------------------------------
Global Inds. Technologies           Conglomerate              23.0
Elsag Bailey                        Process Automation        12.0
Calgon Carbon                       Environmental Services    10.0
Charming Shoppes                    Retail                     7.0
Intergraph                          CAD/CAM Software           2.0


CHARMING SHOPPES EXPERIENCED A GENERALLY WEAK FALL SELLING SEASON. The company's management team is working on revamping its stores' apparel offerings. We expect to see positive results from this soon. Intergraph is in the midst of a major restructuring effort, causing investors to overlook its stock during the process. Elsag Bailey's integration of a large European acquisition is taking longer than planned. Global Industrial reported a disappointing quarter, but we remain excited about its new product offerings. Calgon Carbon has several large orders deferred into the new year.

                                                                DLB MID CAP FUND

GROWTH OF A
$100,000 INVESTMENT

              Cumulative Total Return Since Inception 7/25/95

                              DLB MID             RUSSELL
                                CAP                2500
                              -------             -------
07/25/95                    $100,000.00         $100,000.00
07/31/95                    $100,500.00         $103,140.00
08/31/95                     $99,696.00         $104,790.24
09/30/95                    $100,792.66         $106,749.82
10/31/95                     $98,595.38         $103,408.55
11/30/95                    $106,697.11         $107,824.09
12/31/95                    $109,270.22         $109,667.89
01/31/96                    $111,302.65         $110,446.53
02/28/96                    $114,852.86         $113,770.97
03/31/96                    $117,702.62         $116,091.90
04/30/96                    $119,232.76         $121,455.34
05/30/96                    $121,879.73         $124,746.78
06/30/96                    $119,746.83         $120,917.05
07/31/96                    $112,118.96         $112,065.93
08/31/96                    $116,087.97         $118,509.72
09/30/96                    $117,202.41         $123,641.19
10/31/96                    $115,983.51         $122,825.16
11/30/96                    $122,188.63         $128,757.81
12/31/96                    $125,402.19         $130,521.59
01/31/97                    $126,380.32         $134,123.99
02/28/97                    $127,467.19         $132,125.54
03/31/97                    $127,581.91         $126,140.25
04/30/97                    $127,581.91         $127,729.62
05/31/97                    $137,711.92         $139,493.52
06/30/97                    $146,318.91         $145,198.80
07/31/97                    $156,663.66         $153,707.45
08/31/97                    $167,739.78         $162,714.71
09/30/97                    $179,598.98         $172,249.79
10/31/97                    $192,296.63         $182,343.63
11/30/97                    $205,892.00         $193,028.96
12/31/97                    $220,448.57         $204,340.46
01/31/98                    $236,034.28         $216,314.81

                    TOTAL RETURNS FOR PERIODS ENDED 12/31/97

                                   6 Months      One Year       Annualized
                                   7/1/97 -      1/1/97 -     Since Inception
                                   12/31/97      12/31/97   7/25/95 - 12/31/97
--------------------------------------------------------------------------------
DLB MID CAPITALIZATION FUND          13.95          32.97          22.69
Russell 2500                         11.78          24.36          20.94


RUSSELL 2500 INDEX consists of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB MID CAPITALIZATION FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                       DLB MID CAPITALIZATION FUND

                                       FINANCIAL STATEMENTS FOR THE YEARS ENDED
                                       DECEMBER 31, 1997 AND 1996

DLB MID CAPITALIZATION FUND

TABLE OF CONTENTS

INDEPENDENT AUDITORS' REPORT                                                     1

FINANCIAL STATEMENTS:

Portfolio of Investments as of December 31, 1997                             2 - 5

Statement of Assets and Liabilities as of December 31, 1997                      6

Statement of Operations for the Year Ended December 31, 1997                     7

Statements of Changes in Net Assets for the Years Ended December 31, 1997
  and 1996                                                                       8

Financial Highlights for each of the Years in the Three-Year Period Ended
  December 31, 1997                                                               9

Notes to Financial Statements                                                10 - 11

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
   Shareholders of DLB Mid Capitalization Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Mid Capitalization Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Mid Capitalization Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

DLB MID CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

COMMON STOCKS - 94.3%

     ISSUER                                  SHARES             VALUE
AEROSPACE - 4.2%
EG&G Inc.                                    24,400          $  507,825
Newport News Shipbuilding, Inc.              25,600             651,200
                                                             ----------
                                                              1,159,025
                                                             ----------

APPAREL - 3.8%
National Service Industries                   9,300             460,931
The Stride Rite Corporation                  48,000             576,000
                                                             ----------
                                                              1,036,931
                                                             ----------

AUTO PARTS - 6.3%
Bandag Incorporated                          15,100             722,913
Exide Corporation                            22,700             587,363
The Standard Products Company                15,600             399,750
                                                             ----------
                                                              1,710,026
                                                             ----------

BANKS - 7.4%
Dime Bancorp, Inc.                           23,400             707,850
First Security Corporation                   15,700             657,438
Golden State Bancorp, Inc.                   17,500             654,063
                                                             ----------
                                                              2,019,351
                                                             ----------

COAL GAS & PIPE - 2.3%
Nabors Industries *                          19,800             622,463
                                                             ----------

COMPUTERS - 2.2%
Gerber Scientific, Inc.                      30,300             602,213
                                                             ----------

DOMESTIC OIL - 0.9%
Quaker State Corporation                     17,600             250,800
                                                             ----------

     ISSUER                                        SHARES             VALUE
ELECTRONICS & INSTRUMENTS - 7.1%
Intergraph Corporation *                            70,500          $  705,000
Magnetek Incorporated *                             30,000             585,000
Scitex Corporation Ltd.                             53,000             639,313
                                                                    ----------
                                                                     1,929,313
                                                                    ----------

EXPLORATION & DRILLING - 1.0%
Global Industrial Technologies, Inc. *              15,500             262,531
                                                                    ----------
FOOD PRODUCERS - 2.0%
Ralcorp Holdings, Inc.                              32,400             548,775
                                                                    ----------
FURNITURE & APPLIANCES - 5.5%
Herman Miller, Inc.                                  8,800             480,150
La-Z-Boy Chair Company                              12,600             543,375
Stanhome, Inc.                                      18,600             477,788
                                                                    ----------
                                                                     1,501,313
                                                                    ----------
INSURANCE COMPANIES - 5.6%
HSB Group, Inc.                                      8,900             491,169
Life USA Holdings, Inc. *                           25,200             425,250
Western National Corp.                              16,600             491,775
Willis Corroon Group                                10,800             132,975
                                                                    ----------
                                                                     1,541,169
                                                                    ----------

MACHINERY & EQUIPMENT - 6.7%
Elsag Bailey *                                      43,400             716,100
Flowserve Corporation                               18,239             509,552
Harsco Corporation                                  13,800             595,125
                                                                    ----------
                                                                     1,820,777
                                                                    ----------

METALS & MINING - 5.8%
Calmat Co.                                          28,600             797,225
Martin Marietta Materials                           21,300             778,781
                                                                    ----------
                                                                     1,576,006
                                                                    ----------
NATURAL GAS - 2.4%
Equitable Resources, Inc.                           18,300             647,363
                                                                    ----------

     ISSUER                                         SHARES             VALUE
OFFICE EQUIPMENT - 2.7%
Wallace Computer Services                            18,900          $  734,738
                                                                     ----------

PAPER & FOREST PRODUCTS - 1.8%
Albany International Corp.                           21,300             489,900
                                                                     ----------
PRINTING & PUBLISHING - 9.2%
ACNeilsen Corporation *                              32,900             801,938
Central Newspapers, Inc.                              6,900             510,169
Hollinger International                              47,500             665,000
Lee Enterprises                                      18,100             535,081
                                                                     ----------
                                                                      2,512,188
                                                                     ----------

PROFESSIONAL SERVICES - 5.2%
Metromail Corporation *                              33,100             591,663
Policy Management Systems Corporation *              12,000             834,750
                                                                     ----------
                                                                      1,426,413
                                                                     ----------

SPECIALTY CHEMICALS -2.0%
Calgon Carbon                                        51,200             550,400
                                                                     ----------

SPECIALTY RETAIL - 1.2%
Charming Shoppes *                                   71,200             333,750
                                                                     ----------

TELECOMMUNICATIONS - 0.5%
Commscope, Inc. *                                    10,800             145,125
                                                                     ----------

TOBACCO - 2.5%
Dimon Incorporated                                   26,100             685,125
                                                                     ----------

TRANSPORTATION - 2.5%
Fritz Companies, Inc. *                              48,500             675,963
                                                                     ----------

                        ISSUER                      SHARES             VALUE
TRUCKING & SHIPPING - 3.8%
Alexander & Baldwin Inc.                            17,200       $     469,775
J.B. Hunt Transport Services, Inc.                  29,800             558,750
                                                                 -------------
                                                                     1,028,525
                                                                 -------------
TOTAL COMMON STOCKS
     (identified cost, $21,173,477)                                 25,810,180
                                                                 -------------
                                                    PRINCIPAL
REPURCHASE AGREEMENT - 5.8%                         AMOUNT
Bank of New York, dated 12/31/97, due 1/2/98
     (Secured by various U.S. Treasury Bonds
      valued at $1,604,494), at cost                $1,572,193       1,572,193
                                                                 -------------
Total Investments (identified cost, $22,745,670)                    27,382,376
Other assets, less liabilities - (0.1)%                                (24,686)
                                                                 -------------

NET ASSETS - 100%                                                   27,357,690
                                                                 =============

* Non-income producing securities

See notes to financial statements.

DLB MID CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
     Investments, at value (identified cost, $22,745,670)                $27,382,376
     Dividends and interest receivable                                        37,268
     Receivable from investment manager                                          896
     Receivable for fund shares sold                                         152,179
                                                                         -----------

                                                                          27,572,719
                                                                         -----------

LIABILITIES:
     Payable for investments purchased                                       157,727
     Management fees                                                           6,545
     Accrued expenses                                                         50,757
                                                                         -----------

                                                                             215,029
                                                                         -----------

NET ASSETS                                                               $27,357,690
                                                                         ===========

NET ASSETS CONSIST OF:
     Paid-in capital                                                     $22,717,039
     Unrealized appreciation on investments                                4,636,706
     Accumulated undistributed net realized gain on investments                   35
     Accumulated undistributed net investment income                           3,910
                                                                         -----------

                                                                         $27,357,690
                                                                         ===========

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                  1,928,534
                                                                         ===========

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)
                                                                         $     14.19
                                                                         ===========



See notes to financial statements.

DLB MID CAPITALIZATION FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

NET INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $2,256)          $   258,003
     Interest
                                                                       50,079
                                                                  -----------

                                                                      308,082
                                                                  -----------

EXPENSES:
     Management fee                                                   109,834
     Trustees' fees                                                     5,501
     Custodian fee                                                     50,190
     Accounting and audit fees                                         29,872
     Registration fees                                                 20,885
     Legal fees                                                        15,533
     Transfer agent fees                                                8,001
     Printing fees                                                      2,521
     Miscellaneous                                                        258
                                                                  -----------
                                                                      242,595

     Reduction of expenses by investment manager                      (78,200)
                                                                  -----------

               Net expenses                                           164,395
                                                                  -----------

               Net investment income                                  143,687
                                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Realized gain (identified cost basis)                          1,834,448

     Change in unrealized appreciation                              3,124,915
                                                                  -----------

               Net realized and unrealized gain on investments      4,959,363
                                                                  -----------

               Increase in net assets from operations             $ 5,103,050
                                                                  ===========



See notes to financial statements.

DLB MID CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended        Year Ended
                                                                         December 31,      December 31,
                                                                            1997              1996
                                                                        ---------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                               $    143,687       $   159,975
    Net realized gain on investments                                       1,834,448           755,181
    Net unrealized appreciation on investments                             3,124,915           760,116
                                                                        ---------------    ------------

                                                                           5,103,050         1,675,272
                                                                        ---------------    ------------

  Distributions to shareholders:
    From net investment income                                              (139,420)         (160,207)
    In excess of net investment income                                          -                 (357)
    From net realized gain on investments                                 (1,834,045)         (755,181)
    In excess of net realized gain on investments                               -                 (368)

                                                                        ---------------    ------------

                                                                          (1,973,465)         (916,113)
                                                                        ---------------    ------------

  Fund share transactions:
    Net proceeds from sale of shares                                       9,389,016         1,176,534
    Net asset value of shares issued in
      reinvestment of distributions                                        1,973,465           916,113
    Cost of shares reacquired                                               (824,091)          (90,965)
                                                                        ---------------    ------------

                                                                          10,538,390         2,001,682
                                                                        ---------------    ------------

              Total increase in net assets                                13,667,975         2,760,841

NET ASSETS:
  At beginning of period                                                  13,689,715        10,928,874
                                                                        ===============    ============
  At end of period (including accumulated undistributed (distributions in excess of) net investment income of $3,910 and
     ($357), respectively)                                               $27,357,690       $13,689,715
                                                                        ===============    ============


See notes to financial statements.

DLB MID CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS

                                                                        Year Ended            Year Ended           Period Ended
                                                                        December 31,          December 31,         December 31,
                                                                            1997                  1996                1995 **
                                                                        -------------       ----------------      --------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                                   $   11.51            $    10.75            $   10.00
                                                                          ---------            ----------            ---------

  Income from investment operations:
     Net investment income                                                      .08                   .15                  .08
     Net realized and unrealized gain on investments                           3.72                  1.44                  .84
                                                                          ---------            ----------            ---------
                                                                               3.80                  1.59                  .92
                                                                          ---------            ----------            ---------

  Less distributions to shareholders:
     From net investment income (1)                                            (.08)                 (.15)                (.08)
     From net realized gain on investments (2)                                (1.04)                 (.68)                (.09)
                                                                          ---------            ----------            ---------

                                                                              (1.12)                 (.83)                (.17)
                                                                          ---------            ----------            ---------

  Net asset value - end of period                                         $   14.19            $    11.51            $   10.75
                                                                          =========            ==========            =========
  Total Return                                                                32.95%                14.75%               21.17%

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                                    .90%                  .90%                 .90% *
     Ratio of net investment income to average net assets                       .78%                 1.28%                1.90% *
     Portfolio turnover                                                          32%                   25%                   6%
     Average commission rate paid (3)                                     $  .05262            $   .05270                  --
     Net assets at end of period (000 omitted)                            $  27,358            $   13,690            $  10,929


The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund and had 1995 expenses been limited to that permitted by state securities law, the net investment income per share and ratios would have been:

Net investment income                      $ .04          $  .05         $ .01

Ratios (to average net assets):
  Expenses                                  1.33%           1.77%         2.50% *
  Net investment income                      .36%            .41%          .32% *


*        Annualized.

** For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.

(2) Distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $.01 per share.

(3) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.

See notes to financial statements.

DLB MID CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS


1.       BUSINESS AND ORGANIZATION

         DLB Mid Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust" ). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund.

         INVESTMENT TRANSACTIONS and Income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services, and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .60% of average daily net assets. For the year ended December 31, 1997, the management fee amounted to $109,834, of which $55,036 was waived by Babson. Additionally, $23,164 of Fund expenses were borne by Babson.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $13,008,286 and $5,713,165, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                         $22,745,620
                                                               ==============

          Gross unrealized appreciation                         $  5,257,295
          Gross unrealized depreciation                             (620,589)
                                                               --------------

                 Net unrealized appreciation                    $  4,636,706
                                                               ==============

5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              Year Ended         Year Ended
                                             December 31,       December 31,
                                                 1997               1996
                                          ------------------  ---------------

          Shares sold                            659,292             100,908
          Shares issued in reinvestment
            of distributions                     140,061              79,593
          Redemptions                            (60,046)             (7,818)
                                              ==========          ==========
            Net increase                         739,307             172,683
                                              ==========          ==========

                                   [DLB LOGO]




THE DLB VALUE FUND


                                                                   Annual Report
                                                               December 31, 1997




                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                  DLB VALUE FUND

Manager's Commentary

THE DLB VALUE FUND HAD A TOTAL RETURN OF -0.97% FOR THE FOURTH QUARTER OF 1997. This compares to a total return of +2.87% for the S&P 500. For the full year 1997, the Fund had a total return (appreciation plus income) of +26.35%. The corresponding total return for the S&P 500 was +33.36%. The average return for "growth and income" funds in Lipper was 26.99%, and the average for "growth" funds was 25.17%. In the Morningstar database, the average return for the Large Cap Value category of funds was 26.60%. Total assets at the end of the year for the Fund were $56.1 million.

THE SHIFT IN MARKET STYLE PREFERENCE TOWARD VALUE-ORIENTED SECURITIES IN THE THIRD QUARTER WAS SHORT-LIVED. As measured by the S&P/BARRA Growth and Value indices, Growth rebounded in the fourth quarter, gaining +3.25%; its Value counterpart returned +2.22%. This was probably due to the flight to recognized large capitalization growth companies as a result of the problems in Southeast Asia. For the full year, Growth returned 6.5 percentage points more than Value as measured by the S&P/BARRA indices. This continued dominance by the growth style since the fourth quarter of 1993 is the longest period that either style has remained in favor without a significant shift since the inception of these indices in 1975.

MANY OF THE NIFTY-FIFTY STOCKS THAT HAVE DRIVEN THE S&P TO NEW HIGHS ARE SELLING AT PRICE/EARNINGS MULTIPLES IN THE 30'S, 40'S, 50'S AND EVEN HIGHER. In the words of one of our old finance professors, the market is discounting their future cash flows into the hereafter. While these high quality companies surely deserve to sell at some premium, multiples this high constitute a risk we would prefer not to take. So long as these market leaders continue to outperform, index funds will do well. When the price/earnings premium narrows to more normal levels, index funds will lag. We are not privileged to know exactly (or even approximately) when this will happen, but it will happen.

FOR ALL OF 1997, IN TERMS OF INDIVIDUAL HOLDINGS, THE FOLLOWING CHARTS SHOW THE TOP TEN LEADERS AND LAGGARDS:

                                   Gain for
Leaders                             1997 (%)
---------------------------        --------
*Travelers                           79.4
Safety-Kleen                         69.8
US Bancorp                           66.7
American Express                     59.6
Martin Marietta                      59.3
Allstate                             58.0
Tenet Healthcare                     51.4
SLM Holding                          51.3
National City                        50.2
Dana                                 48.8
                                     ----
Average                              59.5
* Travelers acquired Salomon, Inc. -- November, 1997.

                                                                  DLB VALUE FUND

                                 Gain for
Laggards                         1997 (%)
------------------------------------------
Lockheed Martin                     9.4
Texas Utilities                     7.1
Weyerhaeuser                        6.9
Potlatch                            4.0
Sears Roebuck                       0.4
Willamette Industries              -5.7
Boeing                             -7.0
Aetna                             -10.8
Reebok International              -31.4
Apple Computer                    -37.1
------------------------------------------
Average                            -6.4

REEBOK INTERNATIONAL AND APPLE COMPUTER WERE THE WORST PERFORMERS. Apple's struggles continued on a number of fronts, from losing money in operations to losing their CEO through an ouster by founder Steve Jobs. It appeared that Apple's stock price was entrenched in a trading range between $15 and $20, when on August 6, during the MacWorld symposium and trade show in Boston, Apple's stock price broke $29 on encouraging statements from Mr. Jobs and the announcement that Microsoft had invested $150 million in the company. The stock ultimately retreated into the teens, thus causing underperformance in the fourth quarter. As part of our rebalancing discipline, we sold shares of Apple during the price spike.

AS FOR REEBOK, ITS TURF IS ONE OF THE MOST INTENSELY COMPETITIVE RETAIL LANDSCAPES. Combine this fact with 1997 being much less than a banner year for footwear manufacturers in general, and one has identified the major ingredients causing Reebok's underperformance. However, selling at only ten times earnings with expected long-term earnings growth of 12% annually, Reebok looks attractive.

FOR THE FULL YEAR, SALOMON INC./TRAVELERS GROUP WAS THE BEST PERFORMING HOLDING IN OUR PORTFOLIO. Salomon Inc.'s success story culminated in the company being acquired by Travelers Group in November. Travelers paid 1.695 shares for each share of Salomon, and we retained the Travelers shares after the takeover. Sanford Weill, CEO of Travelers, has kept what one analyst has called the "Travelers juggernaut" on course and, increasingly, more profitable throughout his stewardship. Salomon has all the hallmarks of another successful "Sandy" Weill acquisition, and the market continues to reward such accomplishments most impressively.

SAFETY-KLEEN, OUR SECOND BEST PERFORMER IN 1997, WAS THE BENEFICIARY OF A TAKEOVER THAT WE EXPECT TO BE COMPLETED DURING THE FIRST QUARTER OF 1998. On August 8, the management of Safety-Kleen announced that it was "seeking strategic alternatives." This led to a hostile takeover bid valued at approximately $26/share in cash and stock by Laidlaw

                                                                  DLB VALUE FUND

Environmental Services on November 14, 1997. Then, less than a week later, on November 20, Philip Services Corporation announced a definitive agreement to acquire Safety-Kleen for $27 in cash. Laidlaw countered by upping its bid to a net of $28.73 in stock and cash. The eventual winner is still in doubt.

FOR ALL OF 1997, OUR HOLDINGS OF FINANCIAL STOCKS AFFECTED OUR RESULTS MOST POSITIVELY. Indeed, five of the top ten performers were either banks or insurance companies. Negatively affecting results was our exposure to the retailing environment and the forest products industry.

WE EMPHASIZE THAT THE BABSON VALUE STRATEGY CONTINUES TO HAVE ATTRACTIVE VALUATION CHARACTERISTICS. The average price/earnings ratio based on estimated earnings for 1998 for the companies held is 15.9 times, compared to 19.9 times for the S&P 500. The average price/book value is 2.7, compared to 3.9 for the S&P 500. Also, the current gross yield is higher and the portfolio volatility (a measure of risk) lower than corresponding figures for the market.

                                                                  DLB VALUE FUND

Growth of a $100,000 Investment

                                   DLB VALUE         S & P
                                     FUND             500
                                   ---------         -----
                                 $100,000.00      $100,000.00
07/31/95                         $100,800.00      $102,400.00
08/31/95                         $100,699.20      $102,656.00
09/30/95                         $104,294.16      $106,988.08
10/31/95                         $102,093.55      $106,602.93
11/30/95                         $106,789.86      $111,282.79
12/31/95                         $108,176.13      $113,430.55
01/31/96                         $110,428.23      $117,287.19
02/28/96                         $113,398.75      $118,377.96
03/31/96                         $116,880.09      $119,514.39
04/30/96                         $118,306.03      $121,271.25
05/30/96                         $121,370.16      $124,400.05
06/30/96                         $120,654.07      $124,872.77
07/31/96                         $116,467.38      $119,353.39
08/31/96                         $120,252.57      $121,871.75
09/30/96                         $124,040.52      $128,733.13
10/31/96                         $125,057.65      $132,286.16
11/30/96                         $134,874.68      $142,287.00
12/31/96                         $134,132.87      $139,469.72
01/31/97                         $139,808.69      $148,186.57
02/28/97                         $142,155.44      $149,342.43
03/31/97                         $136,909.91      $143,204.45
04/30/97                         $139,374.28      $151,753.76
05/31/97                         $147,402.24      $160,995.56
06/30/97                         $152,752.94      $168,208.17
07/31/97                         $166,668.74      $181,597.54
08/31/97                         $162,068.68      $171,428.07
09/30/97                         $171,063.49      $180,822.33
10/31/97                         $163,468.27      $174,782.87
11/30/97                         $170,644.53      $182,875.31
12/31/97                         $169,415.89      $186,020.77
01/31/98                         $169,754.72      $188,085.60


                     TOTAL RETURNS (%) FOR PERIODS ENDED 12/31/97
                    ---------------------------------------------
                     6 Months     One Year        Annualized
                     7/1/97 -     1/1/97 -      Since Inception
                     12/31/97     12/31/97    7/25/95 - 12/31/97
                    ---------------------------------------------
DLB VALUE FUND         10.91        26.30            23.48
S&P 500                10.58        33.36            28.18




STANDARD & POORS 500 INDEX is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB VALUE FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                      ------------------------------------------
                                      DLB VALUE FUND

                                      FINANCIAL STATEMENTS FOR THE YEARS
                                      ENDED DECEMBER 31, 1997 AND 1996

DLB VALUE FUND

TABLE OF CONTENTS

INDEPENDENT AUDITORS' REPORT                                                                      1

FINANCIAL STATEMENTS:

     Portfolio of Investments as of December 31, 1997                                           2 - 5

     Statement of Assets and Liabilities as of December 31, 1997                                  6

     Statement of Operations for the Year Ended December 31, 1997                                 7

     Statements of Changes in Net Assets for the Years Ended
          December 31, 1997 and 1996                                                              8

     Financial Highlights for Each of the Years in the Three-Year Period
          Ended December 31, 1997                                                                 9

     Notes to Financial Statements                                                             10 - 12

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and Shareholders of DLB Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Value Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Value Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

DLB VALUE FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS - 94.4%

                    ISSUER                              SHARES       VALUE
AEROSPACE - 4.2%
The Boeing Company                                      27,300      $ 1,335,994
Lockheed Martin Corporation                             10,300        1,014,550
                                                                    -----------
                                                                      2,350,544
                                                                    -----------
AIRLINES - 2.4%
KLM Royal Dutch Airlines                                35,737        1,349,072
                                                                    -----------

APPAREL - 2.2%
Reebok International Ltd. *                             42,900        1,236,056
                                                                    -----------

AUTO PARTS - 2.2%
Dana Corporation                                        25,900        1,230,250
                                                                    -----------

BANKS - 9.2%
Chase Manhattan Corporation                             11,900        1,303,050
National City Corporation                               19,300        1,268,975
US  Bancorp                                             11,500        1,287,281
Wells Fargo & Company                                    3,900        1,323,806
                                                                    -----------
                                                                      5,183,112
                                                                    -----------
CHEMICALS - 2.4%
E.I. DuPont De Nemours and Company                      22,200        1,333,388
                                                                    -----------

COMPUTERS - 4.6%
Apple Computer *                                        96,000        1,260,000
International Business Machines Corporation             12,600        1,317,488
                                                                    -----------
                                                                      2,577,488
                                                                    -----------
DISCOUNT RETAIL - 2.2%
Kmart Corporation *                                     80,100          926,156
Kmart Financing **                                       5,800          299,425
                                                                    -----------
                                                                      1,225,581
                                                                    -----------

               ISSUER                      SHARES          VALUE
DIVERSIFIED - 1.5%
The Energy Group PLC                        9,400          $  419,475
Hanson PLC                                 17,600             405,900
                                                           ----------
                                                              825,375
                                                           ----------
DOMESTIC OIL - 2.4%
Atlantic Richfield Co.                     16,600           1,330,075
                                                           ----------

ELECTRICAL POWER - 5.0%
Illinova Corporation                       52,800           1,422,300
Texas Utilities Company                    33,300           1,384,031
                                                           ----------
                                                            2,806,331
                                                           ----------
ENVIRONMENTAL - 1.0%
Safety-Kleen Corp.                         20,700             567,956
                                                           ----------

FINANCIAL SERVICES - 11.4%
American Express Company                   15,400           1,374,450
SLM Holding Corporation                     9,100           1,266,038
The Student Loan Corporation               25,800           1,273,875
Transamerica Corporation                   11,800           1,256,700
Travelers Group Inc.                       23,603           1,271,612
                                                           ----------
                                                            6,442,675
                                                           ----------
FOOD PRODUCERS -2.1%
Diageo PLC                                 31,227           1,182,723
                                                           ----------

GENERAL RETAIL - 4.6%
J C Penney Company, Inc.                   21,500           1,296,719
Sears Roebuck and Co.                      29,200           1,321,300
                                                           ----------
                                                            2,618,019
                                                           ----------
INSURANCE - 7.0%
Aetna Inc.                                 18,900           1,333,631
The Allstate Corporation                   14,800           1,344,950
General RE Corporation                      5,900           1,250,800
                                                            ---------
                                                            3,929,381
                                                            ---------

            ISSUER                        SHARES          VALUE
INTERNATIONAL OIL - 2.2%
Royal Dutch Petroleum                     23,200         $ 1,257,150
                                                         -----------

MEDICAL SUPPLIES & SERVICES - 4.9%
Tenet Healthcare Corporation *            42,100           1,394,563
United Healthcare Corporation             27,100           1,346,531
                                                         -----------
                                                           2,741,094
                                                         -----------
METALS & MINING - 0.4%
Martin Marietta Materials, Inc.            6,800             248,625
                                                         -----------

OFFICE EQUIPMENT - 4.7%
Wallace Computer Services, Inc.           33,400           1,298,425
Xerox Corporation                         18,200           1,343,388
                                                         -----------
                                                           2,641,813
                                                         -----------
PAPER & FOREST PRODUCTS - 6.5%
Potlatch Corporation                      27,900           1,199,700
Weyerhaeuser Company                      24,500           1,202,031
Willamette Industries, Inc.               40,200           1,293,938
                                                         -----------
                                                           3,695,669
                                                         -----------
PRINTING & PUBLISHING - 2.3%
Harcourt General Inc.                     23,700           1,297,575
                                                         -----------

RAILROADS - 2.3%
CSX Corporation                           24,200           1,306,800
                                                         -----------

SPECIALTY CHEMICALS - 0.8%
Millennium Chemicals Inc.                 19,000             447,688
                                                         -----------

SPECIALTY RETAIL - 2.3%
The Limited Inc.                          50,800           1,295,400
                                                         -----------

STEEL - 2.3%
USX - US Steel Group Inc.                 41,800           1,306,250
                                                         -----------

          ISSUER                                  SHARES          VALUE
TRUCKING & SHIPPING - 1.6%
Overseas Shipholding Group                        41,000        $    894,310
                                                                ------------

TOTAL COMMON AND PREFERRED STOCKS
     (identified cost, $45,132,577)                               53,320,400
                                                                ------------

                                                     PRINCIPAL
                                                      AMOUNT
REPURCHASE AGREEMENT - 9.3%
Bank of New York, dated 12/31/97, due 1/2/98
     (Secured by various U.S. Treasury Bonds       $ 5,244,153     5,244,153
                                                                ------------
      valued at $5,351,897), at cost

Total Investments (identified cost, $50,376,730)                  58,564,553

Other assets, less liabilities - (3.7)%                           (2,115,442)
                                                                ------------

NET ASSETS - 100%                                               $ 56,449,111
                                                                ============

*   Non-income producing securities

**  Preferred stock

See notes to financial statements

DLB VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
     Investments, at value (identified cost, $50,376,730)            $  58,564,553
     Receivable for investments sold                                        24,308
     Dividends and interest receivable                                      58,825
     Receivable for fund shares sold                                       353,914
     Receivable from investment manager                                      2,994
                                                                     -------------

                                                                        59,004,594
                                                                     -------------

LIABILITIES:
     Payable for investments purchased                                   2,492,088
     Management fees                                                        15,919
     Accrued expenses                                                       47,476
                                                                     -------------

                                                                         2,555,483
                                                                     -------------

NET ASSETS                                                           $  56,449,111
                                                                     =============

NET ASSETS CONSIST OF:
     Paid-in capital                                                 $  48,510,539
     Unrealized appreciation on investments                              8,187,823
     Accumulated distributions in excess of net realized gain
          on investment transactions                                      (249,251)
                                                                     -------------

                                                                     $  56,449,111
                                                                     =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                3,786,510
                                                                     =============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                        $       14.91
                                                                     =============



See notes to financial statements.

DLB VALUE FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

NET INVESTMENT INCOME:
     Dividends (net of foreign tax withheld of $8,569)               $   676,855
     Interest                                                            119,268
                                                                     -----------

                                                                         796,123
                                                                     -----------

EXPENSES:
     Management fee                                                      207,027
     Trustees' fees                                                        5,501
     Custodian fee                                                        48,974
     Accounting and audit fees                                            29,875
     Registration costs                                                   22,740
     Legal fees                                                           19,702
     Transfer agent fee                                                    8,001
     Printing fees                                                         3,696
     Miscellaneous
                                                                           1,220
                                                                     -----------

                                                                         346,736

     Reduction of expenses by investment manager                         (78,638)
                                                                     -----------

               Net expenses                                              268,098
                                                                     -----------

               Net investment income                                     528,025
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Realized gain (identified cost basis)                             2,487,991

     Change in unrealized appreciation                                 5,222,346
                                                                     -----------

               Net realized and unrealized gain on investments         7,710,337
                                                                     -----------

               Increase in net assets from operations                 $8,238,362
                                                                     ===========



See notes to financial statements.

DLB VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Year Ended           Year Ended
                                                                 December 31,         December 31,
                                                                     1997                  1996
                                                                 ------------         -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                        $    528,025         $    238,207
    Net realized gain on investments                                2,487,991              595,835
    Net unrealized appreciation on investments                      5,222,346            2,386,704
                                                                 -------------        -------------

                                                                    8,238,362            3,220,746
                                                                 -------------        -------------

  Distributions to shareholders:
    From net investment income                                       (520,799)            (234,884)
    From net realized gain on investments                          (2,487,991)            (595,835)
    In excess of net realized gain on investments                    (228,789)             (31,253)

                                                                 -------------        -------------

                                                                   (3,237,579)            (861,972)
                                                                 -------------        -------------

  Fund share transactions:
    Net proceeds from sale of shares                               36,994,760            5,414,040
    Net asset value of shares issued in
      reinvestment of distributions                                 3,237,577              861,972
    Cost of shares reacquired                                      (8,012,111)            (224,262)
                                                                 -------------        -------------

                                                                   32,220,226            6,051,750
                                                                 -------------        -------------

              Total increase in net assets                         37,221,009            8,410,524

NET ASSETS:
  At beginning of period                                           19,228,102           10,817,578
                                                                 =============        =============
  At end of period (including accumulated undistributed net
     investment income of $0 and $0, respectively)                $56,449,111          $19,228,102
                                                                 =============        =============


See notes to financial statements.

DLB VALUE FUND

FINANCIAL HIGHLIGHTS

                                                                                   Year Ended        Year Ended       Period Ended
                                                                                  December 31,      December 31,      December 31,
                                                                                      1997              1996             1995 **
                                                                                ----------------  ---------------   ----------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                                             $  12.53         $  10.58          $   10.00
                                                                                    --------         --------          ---------

  Income from investment operations:
     Net investment income                                                               .15              .16                .09
     Net realized and unrealized gain on investments                                    3.15             2.38                .73
                                                                                    --------         --------          ---------

                                                                                        3.30             2.54                .82
                                                                                    --------         --------          ---------

  Less distributions to shareholders:
     From net investment income                                                         (.15)            (.16)              (.09)
     From net realized gain on investments                                              (.70)            (.41)              (.15)
     In excess of net realized gain on investments                                      (.07)            (.02)               -
                                                                                    --------         --------          ---------

                                                                                        (.92)            (.59)              (.24)
                                                                                    --------         --------          ---------

  Net asset value - end of period                                                   $  14.91         $  12.53          $   10.58

                                                                                    ========         ========          =========

  Total Return                                                                         26.35%           23.99%             18.64% *

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                                             .71%             .80%               .80% *
     Ratio of net investment income to average net assets                               1.40%            1.56%              2.02% *
     Portfolio turnover                                                                   25%              23%                 7%
     Average commission rate paid (1)                                               $ .05796         $ .05378                -
     Net assets at end of period (000 omitted)                                      $ 56,499         $ 19,228            $10,818


The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund, the investment income per share and ratios would have been:

    Net investment income                                                           $    .13         $    .09            $   .02

    Ratios (to average net assets):
      Expenses                                                                           .92%            1.50%              2.43% *
      Net investment income                                                             1.19%             .86%               .40% *


*      Annualized.

** For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.

See notes to financial statements.

DLB VALUE FUND

NOTES TO FINANCIAL STATEMENTS


1.       BUSINESS AND ORGANIZATION

         DLB Value Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         During the year ended December 31, 1997, $7,226 was reclassified from undistributed net investment income to accumulated distributions in excess of net realized gain on investment transactions due to redesignation of distributions. This change had no effect on net assets or net asset value per share.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the year ended December 31, 1997, the management fee amounted to $207,027, of which $75,644 was waived by Babson. Additionally, $2,994 of Fund expenses were borne by Babson.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $36,220,360 and $8,999,598, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                              $    50,635,315
                                                      ===============

          Gross unrealized appreciation               $     9,121,190
          Gross unrealized depreciation                    (1,191,952)
                                                      ---------------

                 Net unrealized appreciation          $     7,929,238
                                                      ===============

5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                 Year Ended           Year Ended
                                                December 31,         December 31,
                                                    1997                 1996
                                             -------------------   ------------------
         Shares sold                               2,546,356              462,564
         Shares issued in reinvestment
           of distributions                          218,608               68,793
         Redemptions                                (513,437)             (18,965)
                                               --------------          -----------
               Net increase                        2,251,527              512,392
                                               ===============         ===========

                                      DLB

The DLB Global Small Cap Fund


                                                                   Annual Report
                                                               December 31, 1997

                       [EXPERIENCE TO MANAGE THE FUTURE]

DLB GLOBAL SMALL CAP FUND

Manager's Commentary

THE DLB GLOBAL SMALL CAP FUND INVESTS ON A WORLDWIDE BASIS IN COMPANIES WITH MARKET CAPITALIZATIONS UP TO $1.5 BILLION AT THE TIME OF PURCHASE. The investment process combines the unique strengths of two investment managers. David L. Babson & Co. is the Fund's manager and oversees the domestic portion of the portfolio. Babson - Stewart Ivory International is the Fund's sub-advisor and manages the non-U.S. portion of the portfolio. At year-end 1997, total assets in the Fund were $13.9 million, of which 54.8% were invested in U.S. securities and 45.2% were held in international securities.

FOR 1997, THE FUND ACHIEVED A TOTAL RETURN AS FOLLOWS:

DLB Global Small Cap          4.65%
Salomon EMI ex-U.S.          -9.39%
Russell 2500                 24.36%
Combined Index                6.95%

IN THE U.S., WE CONTINUE TO FIND SMALL/MID CAPITALIZATION STOCKS TO BE ATTRACTIVELY VALUED RELATIVE TO THE OVERALL MARKET. Our investment process is focused on identifying attractively valued companies that have verifiable opportunities to improve their profit margins. These are the types of companies that should outperform the market regardless of what domestic and international markets do.

LISTED BELOW ARE THE BEST AND WORST PERFORMING U.S. SMALL/MID CAPITALIZATION STOCKS IN THE FUND FOR THE FULL YEAR 1997.

Best Performers               Business                      Gain (%)
---------------               --------                      --------
Dime Bancorp                  Thrift/Bank                   106.0
Herman Miller                 Office Furniture Systems       94.0
First Security Corporation    Bank                           89.0
Fred Meyer                    Retail Supermarkets            78.0
Octel Communications          Telecommunications             77.0


Underperformers                Business                     Loss (%)
---------------                --------                     --------
Global Inds. Technologies      Conglomerate                  23.0
Elsag Bailey                   Process Automation            12.0
Calgon Carbon                  Environmental Services        10.0
Charming Shoppes               Retail                         7.0
Intergraph                     CAD/CAM Software               2.0

DLB GLOBAL SMALL CAP FUND

Manager's Commentary

IN 1997, THE INTERNATIONAL MARKETS WERE CHARACTERIZED BY A GOOD DEAL OF VOLATILITY AND WIDE SWINGS IN QUARTERLY PERFORMANCE. The economic crisis in Asia has caused world stock markets to correct substantially over the past few months. We have continued to increase weightings in European markets where prospects for economic growth and capital appreciation look attractive. We expect the relative performance of smaller companies in Europe to improve in 1998. In addition, although Asian exposure has been cut back, the relatively high weightings in Asia, ex-Japan (4.9% of the total Fund, 10.7% of the International portion), were affected by the fourth quarter economic crisis. In spite of this, we remain convinced about the long-term attractiveness of selected Asian companies, and early results in 1998 look encouraging.

LISTED BELOW ARE THE BEST AND WORST PERFORMING INTERNATIONAL SMALL/MID CAPITALIZATION STOCKS IN THE FUND FOR THE FULL YEAR 1997.

                                                             % Gain
Best Performers (Country)           Business                (in local currency)
-------------------------           --------                -------------------
Gewiss (Italy)                      Electronic Components    67.9
Quinsa (Argentina)                  Brewer                   50.0
Devro (U.K.)                        Food Casings             39.5
Allied Colloids (U.K.)              Specialty Chemicals      39.0
SKW Trostberg (Germany)             Specialty Chemicals      36.6

                                                             % Loss
Worst Performers (Country)          Business                (in local currency)
--------------------------          --------                -------------------
Thai Pineapple (Thailand)           Pineapple Production      80.0
Nihon Jumbo (Japan)                 Photo Development         79.0
Haw Par Healthcare (Singapore)      Healthcare                57.4
FCC (Japan)                         Automotive Parts          51.8
Chen Hsong Holdings (Hong Kong)     Machinery                 50.0

DLB GLOBAL SMALL CAP FUND

Growth of a $100,000 Investment


                    CUMULATIVE RETURN SINCE INCEPTION 7/19/95

                    DLB Global          Combined            Solomon EMI
                    Small Cap            Index                 Lex-US
                   -----------          --------            ------------

                   $100,000.00          $100,000.00         $100,000.00
07/95              $100,300.00          $105,860.00         $100,420.00
08/95               $98,795.50          $104,928.43          $97,879.37
09/95               $99,793.33          $111,454.98          $98,623.26
10/95               $98,396.23          $108,133.62          $95,782.91
11/95              $100,993.85          $111,572.27          $98,589.35
12/95              $104,013.61          $114,897.12         $102,365.32
01/96              $106,426.72          $116,390.79         $104,187.42
02/96              $109,853.66          $118,904.83         $105,812.75
03/96              $112,587.05          $121,508.84         $108,246.44
04/96              $115,291.17          $127,584.29         $113,940.20
05/96              $116,605.49          $128,413.58         $113,017.29
06/96              $115,089.62          $126,795.57         $113,028.59
07/96              $109,450.23          $120,176.84         $108,756.11
08/96              $110,763.63          $123,758.11         $109,854.54
09/96              $111,052.69          $126,394.16         $110,469.73
10/96              $110,562.91          $125,762.19         $110,038.90
11/96              $113,481.77          $129,535.06         $111,843.53
12/96              $114,264.79          $128,952.15         $109,785.61
01/97              $110,996.82          $129,016.63         $107,414.24
02/97              $109,450.23          $120,465.27         $110,583.21
03/97              $106,749.74          $117,104.29         $109,112.45
04/97              $106,737.87          $116,858.37         $107,486.68
05/97              $112,480.37          $125,903.21         $114,376.57
06/97              $116,507.17          $129,869.16         $116,961.48
07/97              $119,326.64          $132,739.27         $115,195.36
08/97              $118,014.05          $130,987.11         $110,276.52
09/97              $120,929.00          $136,593.36         $112,239.44
10/97              $116,696.48          $130,801.80         $107,805.99
11/97              $115,482.84          $128,408.12         $102,997.84
12/97              $117,896.43          $128,459.49         $100,721.59






                    TOTAL RETURNS(%) FOR PERIODS ENDED 12/31/97

                                6 Months       One Year         Annualized
                                 7/1/97 -       1/1/97 -       Since Inception
                                12/31/97       12/31/97       7/19/95 - 12/31/97
 DLB GLOBAL SMALL CAP FUND         1.19           4.65             7.41
 Combined Index                   -1.08           6.95            13.72
 Salomon EMI (ex-US)             -13.88          -9.39            -0.21
 Russell 2500 index               11.78          24.36            20.92


SALOMON BROTHERS BROAD MARKET INDEX (BMI) fully represents the universe of institutionally available global stocks. All companies with an available market capitalization greater than US $100 million are included in the index.

SALOMON BROTHERS EXTENDED MARKET INDEX, EX-US, (EMI) represents the bottom 20% of the cumulative available market capital of the BMI. The EMI defines the small stock index outside the U.S.

RUSSELL 2500 INDEX consists of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance in the U.S.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB GLOBAL SMALL CAP FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                               DLB GLOBAL SMALL
                               CAPITALIZATION FUND

                               FINANCIAL STATEMENTS FOR THE YEARS
                               ENDED DECEMBER 31, 1997 AND 1996

DLB GLOBAL SMALL CAPITALIZATION FUND

TABLE OF CONTENTS



INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS:

   Portfolio of Investments as of December 31, 1997                       2 - 8

   Statement of Assets and Liabilities as of December 31, 1997              9

   Statement of Operations for the Year Ended December 31, 1997            10

   Statements of Changes in Net Assets for the Years Ended
     December 31, 1997 and 1996                                            11

   Financial Highlights for Each of the Years in the Three-Year Period     12
     Ended December 31, 1997

   Notes to Financial Statements                                         13 - 16

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and Shareholders of DLB Global Small
   Capitalization Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Global Small Capitalization Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Global Small Capitalization Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

DLB GLOBAL SMALL CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
-------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 96.5%

         ISSUER                                                        SHARES            VALUE
AEROSPACE - 2.7%
EG&G, Inc.                                                             6,000       $   124,875
Newport News Shipbuilding, Inc.                                        9,800           249,288
                                                                                   -----------
                                                                                       374,163
                                                                                   -----------
APPAREL & TEXTILE - 2.6%
National Service Industries, Inc.                                      3,700           183,381
The Stride Rite Corporation                                           14,500           174,000
                                                                                   -----------
                                                                                       357,381
                                                                                   -----------
AUTO PARTS MANUFACTURERS - 3.0%
Bandag Incorporated                                                    3,400           162,775
Exide Corporation                                                      5,300           137,138
The Standard Products Company                                          4,400           112,750
                                                                                   -----------
                                                                                       412,663
                                                                                   -----------
BANKS - 5.1%
Dime Bancorp, Inc.                                                     8,100           245,025
First Security Corporation                                             5,425           227,172
Golden State Bancorp                                                   6,400           239,200
                                                                                   -----------
                                                                                       711,397
                                                                                   -----------

COAL GAS & PIPE - 1.1%
Nabors Industries, Inc. *                                              4,800           150,900
                                                                                   -----------

COMPUTERS - 1.4%
Gerber Scientific, Inc.                                                9,500           188,813
                                                                                   -----------

DOMESTIC OIL - 0.6%
Quaker State Corporation                                               6,100            86,925
                                                                                   -----------


            ISSUER                                                    SHARES          VALUE

ELECTRONICS & INSTRUMENTS - 3.9%
Intergraph Corporation *                                              20,200       $   202,000
Magnetek Inc. *                                                        8,800           171,600
Scitex Corporation Ltd.                                               13,900           167,669
                                                                                   -----------
                                                                                       541,269
                                                                                   -----------
EXPLORATION & DRILLING - 0.8%
Global Industrial Technologies Inc. *                                  6,200           105,013
                                                                                   -----------

FOOD PRODUCERS - 1.3%
Ralcorp Holdings, Inc.                                                10,300           174,456
                                                                                   -----------

FURNITURE & APPLIANCES - 3.3%
Herman Miller, Inc.                                                    3,400           185,513
La-Z-Boy Chair Company                                                 3,500           150,938
Stanhome, Inc.                                                         5,000           128,438
                                                                                   -----------
                                                                                       464,889
                                                                                   -----------
INSURANCE - 3.8%
Hartford Steam Boiler                                                  2,200           121,413
Life USA Holding, Inc. *                                               9,000           151,875
Western National Corporation                                           6,600           195,525
Willis Corroon Group                                                   4,300            52,944
                                                                                   -----------
                                                                                       521,757
                                                                                   -----------
MACHINERY & EQUIPMENT - 3.5%
Flowserve Corporation                                                  5,295           147,929
Elsag Bailey Process Automation NV *                                  12,400           204,600
Harsco Corporation                                                     3,200           138,000
                                                                                   -----------
                                                                                       490,529
                                                                                   -----------
METALS & MINING - 2.9%
Calmat Co.                                                             7,600           211,850
Martin Marietta Materials                                              5,400           197,438
                                                                                   -----------
                                                                                       409,288
                                                                                   -----------
NATURAL GAS - 1.4%
Equitable Resources, Inc.                                             5,500            194,563
                                                                                   -----------

         ISSUER                                                        SHARES         VALUE
OFFICE EQUIPMENT - 1.5%
Wallace Computer Services                                              5,300       $   206,038
                                                                                   -----------

PAPER & FOREST PRODUCTS - 0.8%
Albany International Corp.                                             4,800           110,400
                                                                                   -----------

PRINTING & PUBLISHING - 5.1%
ACNeilson Corporation *                                                9,700           236,438
Central Newspapers Inc.                                                2,300           170,056
Hollinger International                                               10,800           151,200
Lee Enterprises, Inc.                                                  5,100           150,769
                                                                                   -----------
                                                                                       708,463
                                                                                   -----------
PROFESSIONAL SERVICES - 3.0%
Metromail Corporation *                                               10,700           191,263
Policy Management Systems Corporation *                                3,300           229,557
                                                                                   -----------
                                                                                       420,820
                                                                                   -----------
SPECIALTY CHEMICALS - 0.9%
Calgon Carbon Corporation                                             11,900           127,925
                                                                                   -----------

SPECIALTY RETAIL - 0.8%
Charming Shoppes                                                      24,100           112,969
                                                                                   -----------

TELECOMMUNICATIONS - 0.3%
Commscope Inc. *                                                       2,700            36,281
                                                                                   -----------

TOBACCO - 1.6%
Dimon, Inc.                                                            8,300           217,875
                                                                                   -----------

TRANSPORTATION - 1.5%
Fritz Companies, Inc. *                                               14,900           207,669
                                                                                   -----------

TRUCKING & SHIPPING - 1.8%
Alexander & Baldwin, Inc.                                              4,600           125,638
J.B. Hunt Transport Services, Inc.                                     6,400           120,000
                                                                                   -----------
                                                                                       245,638
                                                                                   -----------

      ISSUER                                                         SHARES          VALUE
FOREIGN STOCKS

ARGENTINA - 0.1%
Quinsa (Breweries)                                                     1,200       $    16,425
                                                                                   -----------

BELGIUM - 1.7%
Colruyt (Food Retailers)                                                 450           229,697
                                                                                   -----------

FINLAND - 0.7%
KCI Konecranes International (Diversified Industrial)                  3,000            99,101
                                                                                   -----------

FRANCE - 5.5%
Brioche Pasquier (Food Producers)                                      1,300           136,058
Europeenne d'Extincteurs (Diversified Industrial)                      2,000           134,563
Metropole Television (Media)                                           1,750           191,586
Societe Manutan (Distributors)                                         2,000           149,514
Royal Canin SA (Food Producers) *                                      3,000           145,527
                                                                                   -----------
                                                                                       757,248
                                                                                   -----------
GERMANY - 4.2%
Beta Systems Software (Support Systems) *                              1,500           118,386
MLP Pref. Non Vtg. (Life Insurance) **                                   750           189,668
SKW Trostberg (Chemicals)                                              6,000           190,418
Sto AG (Building and Construction) **                                    250            87,539
                                                                                   -----------
                                                                                       586,011
                                                                                   -----------
HONG KONG - 3.9%
CDL Hotel International (Leisure and Hotels)                         195,000            59,133
Chen Hsong Holdings (Engineering)                                    150,000            45,487
Gold Peak Industries Ltd. (Warrants) (Electronic and Electrical)      30,000             2,826
Gold Peak Industries Ltd. (Electronics and Electrical)               150,000            83,231
South China Morning Post (Media)                                      81,000            56,965
Vitasoy International Holdings (Food Producers)                      250,000           105,652
V-Tech Holdings Ltd. (Electronic and Electrical)                      40,000           117,943
YGM Trading (Textiles and Apparel)                                   100,000            65,166
                                                                                   -----------
                                                                                       536,403
                                                                                   -----------
HUNGARY - 0.5%
Pick Szeged GDR (Food Producers)                                         850            67,844
                                                                                   -----------

           ISSUER                                                      SHARES       VALUE
IRELAND - 0.9%
CBT Group (Support Services) *                                         1,500       $   123,188
                                                                                   -----------

ITALY - 1.0%
Gewiss Spa (Electronic and Electrical)                                 7,000           132,505
                                                                                   -----------

JAPAN - 3.3%
Aderans (Healthcare)                                                   3,000            72,469
Altech Co. Ltd. (Distributors)                                         2,000            19,325
Arrk Corporation (Diversified Industrial)                              3,000            43,712
FCC Co. Ltd. (Engineering)                                             3,300            34,923
Hikari Tsushin (Telecommunications)                                    1,500            30,138
Misumi (Distributors) *                                                2,000            32,669
Mori Seiki (Engineering) *                                             9,000            93,175
Namco (Media)                                                          2,000            58,129
Nihon Jumbo (Support Services)                                            60               391
T&K Toka (Chemicals) *                                                 1,000            24,540
Union Tool (Engineering)                                               2,000            51,380
                                                                                   -----------
                                                                                       460,851
                                                                                   -----------
MALAYSIA - 0.2%
Jaya Jusco Stores (General Retailers)                                 12,000             8,026
Perlis Plantations (Diversified Industrial)                           15,000            21,222
                                                                                   -----------
                                                                                        29,248
                                                                                   -----------
NETHERLANDS - 3.2%
Nutreco Holding (Food Producers) *                                     6,000           136,720
Nutricia Certificates (Food Producers)                                 6,500           197,164
Unique International (Support Services)                                5,000           106,535
                                                                                   -----------
                                                                                       440,419
                                                                                   -----------
NEW ZEALAND - 0.4%
Guiness Peat Group (Other Financial)                                 100,000            51,066
                                                                                   -----------

NORWAY - 0.8%
Tomra Systems (Diversified Industrial) *                               5,000           111,702
                                                                                   -----------

              ISSUER                                                  SHARES        VALUE
SINGAPORE - 0.5%
Haw Par Healthcare Limited (Pharmaceuticals)                          50,000       $    25,698
Tibs Holdings (Transport)                                             80,000            40,404
                                                                                   -----------
                                                                                        66,102

SPAIN - 1.0%
Mapfre Vida (Life Insurance) *                                         4,000           140,351
                                                                                   -----------

SWITZERLAND - 3.2%
Disetronic Holding (Healthcare)                                           70           153,320
Fotolabo (Support Services)                                              600           133,470
Phoenix Meccano (Engineering)                                            300           152,977
                                                                                   -----------
                                                                                       439,767
                                                                                   -----------
THAILAND - 0.3%
Matichon Public Co. Ltd (Media)                                       24,000            20,513
Thai Pineapple (Food Producers)                                       72,000            18,462
                                                                                   -----------
                                                                                        38,975
                                                                                   -----------
UNITED KINGDOM - 10.8%
Alliance Unichem (Healthcare)                                         21,300           111,267
Allied Colloids (Chemicals)                                           57,728           157,417
WS Atkins (Support Services)                                          15,000            89,199
Peter Black (Household Goods)                                         19,000           122,660
Brake Brothers (Food Retailers)                                        9,000            85,010
N Brown Group (General Retailers)                                     20,000           135,687
Cattles Holdings (Other Financial)                                    20,000           133,059
Devro (Food Producers)                                                15,000            92,895
Expro International (Oil Exploration)                                  9,000            78,800
Fairey Group (Electronic and Electrical)                              11,300           946,657
Rotork (Engineering) *                                                13,000            57,232
Seton Healthcare Group (Healthcare)                                   13,000           109,552
Spirax-Sarco Engineering (Engineering)                                12,000           112,755
St. James Place Capital (Life Insurance)                              41,000           115,843
                                                                                   -----------
                                                                                     1,496,033
                                                                                   -----------

TOTAL COMMON AND PREFERRED STOCKS                                                   13,401,020
   (identified cost, $11,587,926)                                                  -----------

                                                                      PRINCIPAL
                                                                      AMOUNT        VALUE
REPURCHASE AGREEMENT - 4.2%
Bank of New York, dated 12/31/97, due 1/2/98
   (Secured by various U.S. Treasury Bonds
    valued at $597,490), at cost                                      $ 585,461    $   585,461
                                                                                   -----------

Total Investments (identified cost, $12,173,387)                                    13,986,481

Other assets, less liabilities -  (.7%)                                                (99,339)
                                                                                    ----------

NET ASSETS - 100%                                                                  $13,887,142
                                                                                   ===========

*   Non-income producing securities
** Preferred Stock

See notes to financial statements

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
   Investments, at value (identified cost, $12,173,387)         $13,986,481
   Foreign cash, at value (cost, $4,679)                              4,679
   Receivable for fund shares sold                                    2,102
   Dividends and interest receivable                                 13,486
   Receivable from investment manager                                 7,324
   Other                                                              8,145
                                                                 ----------
                                                                 14,022,217
                                                                 ----------

LIABILITIES:
   Payable for investments purchased                                 74,477
   Management fees                                                    9,225
   Accrued expenses                                                  51,373
                                                                 ----------

                                                                    135,075
                                                                 ----------

NET ASSETS                                                      $13,887,142
                                                                ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                              $12,109,247
   Unrealized appreciation on investments and
   translation of assets and                                      1,812,809
       liabilities in foreign currencies
   Accumulated distributions in excess of net realized
       gain on investments and foreign currency transactions         (7,988)

   Accumulated distributions in excess of net
      investment income                                             (26,926)
                                                                 ----------

             Total                                              $13,887,142
                                                                ===========

SHARES OF BENEFICIAL INTEREST OUTSTANDING                         1,231,899
                                                                ===========

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
  PER  SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
  OUTSTANDING)                                                 $      11.27
                                                               ============


See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

NET INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $13,603)                           $ 209,041
   Interest                                                                          17,958
                                                                                  ---------
                                                                                    226,999
                                                                                  ---------

EXPENSES:
   Management fee                                                                   131,927
   Trustees' fees                                                                     5,500
   Custodian fees                                                                    65,790
   Accounting and audit fees                                                         32,269
   Registration fees                                                                 20,700
   Legal fees                                                                        15,532
   Transfer agent fees                                                                8,000
   Printing fees                                                                      2,521
   Miscellaneous                                                                        256
                                                                                  ---------
                                                                                    282,495

   Reduction of expenses by investment manager                                      (84,669)
                                                                                  ---------

             Net expenses                                                           197,826
                                                                                  ---------

             Net investment income                                                   29,173
                                                                                  ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis):
   Investment transactions                                                           46,084
   Foreign currency transactions and forward foreign currency exchange
      contracts and other transactions denominated in foreign currency              (18,772)
                                                                                  ---------

             Net realized gain on investments and foreign currency                   27,312
                                                                                  ---------

  Change in unrealized appreciation (depreciation):
   Investments                                                                      572,972
   Foreign currency and forward foreign currency exchange contracts and other
       transactions denominated in foreign currency                                    (208)
                                                                                  ---------

             Net unrealized gain on investments and foreign currency                572,764
                                                                                  ---------

             Net realized and unrealized gain on investments and foreign
                 currency                                                           600,076
                                                                                  ---------

             Increase in net assets from operations                               $ 629,249
                                                                                  =========

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                            Year Ended             Year Ended
                                                            December 31,           December 31,
                                                               1997                   1996
                                                           ------------            ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
   Net investment income                                   $     29,173            $     11,312
   Net realized gain on investments and foreign currency         27,312                 153,011
   Net unrealized appreciation on investments                    572,76                 868,114
   and foreign currency                                    ------------            ------------
                                                                629,249               1,032,437
                                                           ------------            ------------

  Distributions to shareholders:
   From net investment income                                    (9,121)                (10,427)
   From net realized gain on investments                        (27,312)               (117,741)
   In excess of net realized gain on investments                 (9,806)                (46,438)
   Tax return of capital                                       (474,986)                    -
                                                           ------------            ------------

                                                               (521,225)               (174,606)
                                                           ------------            ------------

  Fund share transactions:
   Net proceeds from sale of shares                             906,178               1,136,330
   Net asset value of shares issued in
    reinvestment of distributions                               521,225                 174,606
   Cost of shares reacquired                                   (233,889)                (92,441)
                                                           ------------            ------------

                                                              1,193,514               1,218,495
                                                           ------------            ------------

             Total increase in net assets                     1,301,538               2,076,326

NET ASSETS:
  At beginning of period                                     12,585,604              10,509,278
                                                           ------------            ------------
  At end of period (including accumulated
      distributions in excess of net investment
        income of $26,926 and $354, respectively)          $ 13,887,147            $ 12,585,604
                                                           ============            ============


See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS

                                                                 Year Ended         Year Ended        Period  Ended
                                                                 December 31,      December 31,        December 31,
                                                                    1997             1996                   1995**
                                                              --------------      --------------      --------------
Per share data (for a share outstanding throughout each
   period):
  Net asset value - beginning of period                       $     11.19           $     10.33           $    10.00
                                                              -----------           -----------           ----------

  Income from investment operations:
     Net investment income                                            .02                   .01                  .07
     Net realized and unrealized gain on investments                  .50                  1.01                  .33
                                                              -----------           -----------           ----------

                                                                      .52                  1.02                  .40
                                                              -----------           -----------           ----------

  Less distributions to shareholders:
     From net investment income                                      (.01)                 (.01)                (.07)
     From net realized gain on investments                           (.02)                 (.11)                  -
     In excess of net realized gain on investments                   (.01)                 (.04)                  -

     Tax return of capital                                           (.41)                   -                    -
                                                              -----------           -----------           ----------

                                                                     (.44)                 (.16)                (.07)
                                                              -----------           -----------           ----------

  Net asset value - end of period
                                                              $     11.27           $     11.19           $    10.33
                                                              ===========           ===========           ==========

  Total Return                                                       4.66%                 9.85%                8.96%   *

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                         1.50%                 1.50%                1.46%   *
     Ratio of net investment income to average net assets             .22%                  .09%                1.46%   *
     Portfolio turnover                                                44%                   22%                   5%
     Average commission rate paid (1)                         $     .0115           $     .0117                   -
     Net assets at end of period (000 omitted)                $    13,887           $    12,586           $   10,509


The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed 1.50% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund and had 1995 expenses been limited to that permitted by state securities law, the net investment income (loss) per share and ratios would have been:

   Net investment income (loss)              $(.05)       $(.10)         $.02

   Ratios (to average net assets):
     Expenses                                 2.14%        2.36%        2.50% *
     Net investment income (loss)            (.42)%       (.77)%         .42% *

*      Annualized.
**    For the period from July 19, 1995 (commencement of operations) to December
31, 1995.

(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS


1.    BUSINESS AND ORGANIZATION

      DLB Global Small Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust" ). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.    SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

      REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund.

      FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

      INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

      TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates and, to the extent unrecoverable, are recorded as a reduction of net investment income.

      Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the year ended December 31, 1997, $23,803 was reclassified from accumulated distributions in excess of net realized gains on investments and foreign currency transactions to accumulated distributions in excess of net investment income due to differences between financial reporting and tax accounting for foreign currency transactions. In addition, $22,821 was redesignated as a distribution from accumulated distributions in excess of net investment income. These changes had no effect on net assets or net asset value per share.

      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.    TRANSACTIONS WITH AFFILIATES

      The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services, and general office facilities. The fee for such service is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the period ended December 31, 1997, the management fee amounted to $131,927, of which $26,418 was waived by Babson. Additionally, $58,251 of Fund expenses were borne by Babson.

      Babson has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSII"), an affiliate of Babson, with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays BSII a monthly fee at the annual rate of .50% of average daily net assets.

      The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.    PORTFOLIO SECURITIES

      Purchases and sales of investments, other than short-term obligations, aggregated $5,991,682 and $5,598,528, respectively.

      The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

       Aggregate cost                                      $12,198,713
                                                           ===========

       Gross unrealized appreciation                       $ 2,845,690
       Gross unrealized depreciation                        (1,057,922)
                                                           -----------

              Net unrealized appreciation                  $ 1,787,768
                                                           ===========

5.    SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          Year Ended      Year Ended
                                           December        December
                                           31, 1997        31, 1996
                                          ------------    ------------
       Shares sold                          81,079          100,497
       Shares issued in reinvestment
        of distributions                    46,413          15,604
       Redemptions                          (20,517)        (8,189)
                                            -------         -------
         Net increase                       106,975         107,912
                                            =======         =======

6.    FINANCIAL INSTRUMENTS

      The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to such market risks as changes in interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the Fund's investment in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open financial instruments at December 31, 1997.

7.    RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

      Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

                                   [DLB LOGO]

THE DLB GLOBAL BOND FUND




                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997


                        [EXPERIENCE TO MANAGE THE FUTURE]

                                                            DLB GLOBAL BOND FUND

Manager's Commentary

THE DLB GLOBAL BOND FUND ENDED THE FOURTH QUARTER OUTPERFORMING THE JP MORGAN GLOBAL BOND INDEX BY 127 BASIS POINTS, BRINGING ITS FULL YEAR EXCESS RETURN OVER THE BENCHMARK TO 516 BASIS POINTS. The information ratio, which is the manager's ratio of excess returns relative to risk undertaken, stood at 1.19. This means that the strategy added 119 basis points for every 100 basis points of active risk. According to Lipper Analytical Services, the DLB Global Bond Fund ranked in the top quartile of all global bond funds for 1997.

THE FIRST HALF OF THE YEAR WAS CHARACTERIZED BY A SIGNIFICANT DECLINE IN YIELDS ACROSS MOST WORLD MARKETS. This was in spite of a considerable amount of relatively bad news for interest rates.

THE MOVE WAS LED BY THE SO-CALLED HIGH YIELDING EUROPEAN CURRENCIES (ITALY, SPAIN, ETC.) AS FUNDAMENTALS IN THESE COUNTRIES CONTINUED TO IMPROVE, AND WORRIES OF A DELAY OR BREAK IN THE EUROPEAN MONETARY UNION (EMU) WANED. On the negative side, the Federal Reserve tightening in March, continued strength in the U.S. economy, the elections in France and the U.K. (both won by the Socialists), and tightening in monetary policy in the U.K. were all dismissed by the market when it realized that inflationary pressures were not building after all. The ever-improving U.S. fiscal situation has also been very benign for interest rates.

THE THIRD QUARTER WAS HIGHLIGHTED BY A STRONG PERFORMANCE OF ALL FIXED INCOME MARKETS. The bull market was led again by the peripheral countries, with bullish sentiment in Italy regarding government pension reform and expectations of another Bank of Italy rate cut. The core European countries, however, underperformed as the Bundesbank hiked rates. In the dollar bloc, continued favorable inflation in the U.S. boosted bond returns by 3.4% in the third quarter. In Australia, the release of poor employment figures and stagnant economic growth caused market participants to expect the Reserve Bank of Australia to cut rates by 50 basis points in the near future. In Japan, Japanese Government Bonds rallied to an all time high, driving the yield of a 10 year security to 1.87%. This rally was fueled by the dismal economic outlook and the 11% drop in second quarter GDP.

THE FOURTH QUARTER HAS BEEN HIGHLIGHTED BY THE LATEST DEVELOPMENT IN THE WORLD ECONOMIES, NAMELY THE COLLAPSE OF SOUTHEAST ASIAN CURRENCIES AND THE ACCOMPANYING DROP IN EQUITY MARKETS. Korea was the most affected by the turmoil as its bonds were

                                                            DLB GLOBAL BOND FUND

Manager's Commentary

downgraded to below investment grade status. European markets performed well throughout the fourth quarter, driven by inflation optimism and worries of a possible global slowdown in growth. EMU convergence led to stronger performance in Southern European countries. In the U.S., the Federal Reserve left rates unchanged in the fourth quarter, thus raising them only once by 25 basis points during the year. Markets continued to rise on the back of inflation optimism even though the country is experiencing the tightest labor markets seen in 20 years. In Japan, the announcement of a 2 trillion yen tax cut was greeted with disappointment, as it was perceived to be not enough to insure a quick recovery. The U.S. dollar strengthened throughout the year (up 11% against the yen and 14% against the deutschemark), and the Fund capitalized on that strength by being hedged into US dollars.

IN SUMMARY, WE BELIEVE THE CURRENT ECONOMIC ENVIRONMENT IS QUITE CONSTRUCTIVE FOR FIXED INCOME INVESTMENTS. Low inflation and an extremely benign fiscal position are the main factors supporting the fixed income markets at the moment. The problems in emerging markets can only add to this positive picture. Markets that haven't reacted to the emerging market events, or that are pricing considerably monetary tightening in the near future, are prime candidates for establishing long positions. Japanese bonds that should be candidates for further rate declines (given that the crisis is happening in their backyard) will be affected negatively by portfolio reallocations to support the stock market.

                                                            DLB GLOBAL BOND FUND


Growth of a $100,000 Investment

                Cumulative Total Return Since Inception 8/26/96


                           DLB Global              JP Morgan
                             Fund                 Global Gov't
                          -----------             ------------
                         $100,000.00              $100,000.00
08-31-96                 $100,000.00               $99,890.00
09-30-96                 $101,300.00              $100,439.40
10-31-96                 $102,697.94              $102,428.10
11-30-96                 $104,002.20              $103,892.82
12-31-96                 $103,222.19              $103,165.57
01-31-97                 $103,635.06              $100,586.43
02-28-97                 $104,464.16               $99,892.38
03-31-97                 $103,325.50               $99,133.20
04-30-97                 $104,152.10               $98,578.05
05-31-97                 $104,568.71              $100,904.50
06-30-97                 $104,882.42              $102,054.81
07-31-97                 $106,539.56              $101,677.20
08-31-97                 $105,953.59              $101,555.19
09-30-96                 $107,818.37              $103,809.72
10-31-97                 $108,648.58              $106,010.48
11-30-97                 $109,170.09              $104,738.36
12-31-97                 $110,010.70              $104,623.14


                  TOTAL RETURNS (%) FOR PERIODS ENDED 12/31/97

                                     6 Months    One Year        Annualized
                                     7/1/97 -    1/1/97 -      Since Inception
                                     12/31/97    12/31/97    8/26/96 - 12/31/97

DLB GLOBAL BOND FUND                   4.89        6.56             6.97
JP Morgan Global Gov't Bond Index      2.52        1.41             3.24

Disclosure Statement

J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB GLOBAL BOND FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                         DLB GLOBAL BOND
                                         FUND

                                         FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                         DECEMBER 31, 1997 AND THE
                                         PERIOD FROM AUGUST 26, 1996
                                         (COMMENCEMENT OF OPERATIONS) TO
                                         DECEMBER 31, 1996

DLB GLOBAL BOND FUND

TABLE OF CONTENTS



INDEPENDENT AUDITORS' OPINION                                                   1

FINANCIAL STATEMENTS:

   Portfolio of Investments as of December 31, 1997                            2-3

   Statement of Assets and Liabilities as of December 31, 1997                  4

   Statement of Operations for the Year Ended December 31, 1997                 5

   Statements of Changes in Net Assets for the Year Ended December 31, 1997
     and the Period from August 26, 1996 (commencement of operations) to
     December 31, 1996                                                          6

   Financial Highlights for the Year Ended December 31, 1997 and the Period
     from August 26, 1996 (commencement of operations) to
     December 31, 1996                                                          7

   Notes to Financial Statements                                               8-13

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
  Shareholders of DLB Global Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Global Bond Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 1997 and the period from August 26, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Global Bond Fund at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

DLB GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997


BONDS - 96.9%

   S&P/MOODY'S
    RATING                                                                   PRINCIPAL
   (UNAUDITED)                ISSUER                                           AMOUNT             VALUE

                     US GOVERNMENT - 55.6%
        AAA          US Treasury, 6.375%, 2001                           $     3,000,000       $ 3,062,811
        AAA          US Treasury, 6.625%, 2007                                 1,000,000         1,058,750
        AAA          US Treasury, 6.125%, 2007                                 7,000,000         7,194,684
        N/A          US Treasury, 1998                                         4,650,000         4,542,529
                                                                                               -----------
                                                                                                15,858,774

                     US GOVERNMENT AGENCY - 10.3%
        Aaa          Tennessee Valley Authority, Global
                      Bond, 6.375%, 2006                        DEM            5,000,000         2,935,471
                                                                                               -----------

                     FOREIGN GOVERNMENT - 31.1%
        AAA          Canadian Government, 7.00%, 2001           CAD            1,000,000           735,493
        AAA          Italian Republic BTPS, 9.50%, 2001         ITL        1,000,000,000           641,334
        AAA          Italian Republic BTPS, 6.75%, 2007                    1,000,000,000           613,590
        Aaa          French Republic BTAN, 5.75%, 2001          FRF           13,000,000         2,236,315
        Aaa          French Republic OAT, 6.00%, 2025                          2,000,000           336,739
        Aa2          Kingdom of Spain, 8.40%, 2001              ESP          100,000,000           725,845
        Aaa          United Kingdom Treasury, 7.25%, 2007       GBP            1,200,000         2,108,616
        AAA          New Zealand Government, 8.00%, 2001        NZD              500,000           294,502
        Aaa          Deutschland Republic, 6.25%, 2024          DEM            2,000,000         1,158,182
                                                                                               -----------
                                                                                                 8,850,616
                                                                                               -----------

                     TOTAL BONDS (identified cost $28,114,097)                                  27,644,861
                                                                                               -----------

                     PURCHASED PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS - 0.1%

                     DESCRIPTION / EXPIRATION MONTH / STRIKE PRICE                       CONTRACTS

                     Financial futures contracts for 1,000 U.S.
                      Treasury 10 year Notes / January / 121.0                                   10       $ 16,562
                     Financial futures contracts for 1,250
                      Deutsche Marks / January / 57.5                                            15            562
                                                                                                       -----------

                     Total Purchased Put Options (identified cost, $23,937)                                 17,124
                                                                                                       -----------

                     PURCHASED CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS - 0.0%

                     Financial futures contracts for 1,250
                      Japanese Yen / January / 80.0                                              30          3,750
                     Financial futures contracts for 1,250
                      Japanese Yen / January / 78.5                                              10          3,500
                                                                                                       -----------

                     Total Purchased Call Options (identified cost, $31,813)                                 7,250
                                                                                                       -----------

                     Total Investments (identified cost $28,169,847)                                    27,669,235
                                                                                                       -----------

                     WRITTEN PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS - (0.0)%

                     Financial futures contracts for 1,000 U.S.
                      Treasury 10 year Notes / January / 123.0
                      (premiums received, $3,100)                                                10         (2,656)
                                                                                                       -----------

                     Other Assets, Less Liabilities - 2.9%                                                 834,703
                                                                                                       -----------

                     NET ASSETS - 100%                                                                 $28,501,282
                                                                                                       ===========

                    Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

                    CAD - Canadian Dollar              GBP - British Pounds
                    DEM - Deutsche Marks               ITL - Italian Lire
                    ESP - Spanish Pesetas              NZD - New Zealand Dollars
                    FRF - French Francs

                    See notes to financial statements

DLB GLOBAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
   Investments, at value (identified cost, $28,169,847)                           $ 27,669,235
   Cash                                                                                214,386
   Interest receivable                                                                 543,526
   Net receivable for open forward foreign currency exchange contracts sold            126,578
   Receivable from investment manager                                                   18,492
   Other assets                                                                         11,498
                                                                                  ------------

                                                                                    28,583,715
                                                                                  ------------


LIABILITIES:
   Payable for daily variation margin on open futures contracts                         17,167
   Written options, at value (premium received, $3,100)                                  2,656
   Management fees                                                                      13,248
   Accrued expenses                                                                     49,362
                                                                                  ------------

                                                                                        82,433
                                                                                  ------------

NET ASSETS                                                                        $ 28,501,282
                                                                                  ============

NET ASSETS CONSIST OF:
   Paid-in capital                                                                $ 29,235,521
   Unrealized depreciation on investments and translation of assets and
      liabilities in foreign currencies                                               (451,969)
   Accumulated distributions in excess of net investment income                        (21,541)
   Accumulated distributions in excess of  net realized gain on investment
      and foreign currency transactions                                               (260,729)
                                                                                  ------------

                                                                                  $ 28,501,282
                                                                                  ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                            2,930,729
                                                                                  ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
 SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)                                                                     $       9.72
                                                                                  ============



See notes to financial statements.

DLB GLOBAL BOND FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31,1997

INTEREST INCOME                                                                      $ 1,755,429
                                                                                     -----------

EXPENSES:
   Management fee                                                                        204,520
   Trustees' fees                                                                          5,501
   Custodian fee                                                                          63,303
   Accounting and audit fees                                                              36,737
   Registration fees                                                                      26,866
   Legal fees                                                                             20,731
   Printing fees                                                                          22,317
   Transfer agent fee                                                                      8,001
   Miscellaneous fees                                                                        258
                                                                                     -----------

             Total expenses                                                              388,234

   Reduction of expenses by investment manager                                          (170,157)
                                                                                     -----------

             Net expenses                                                                218,077
                                                                                     -----------

             Net investment income                                                     1,537,352
                                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain (loss) (identified cost basis):
    Investment transactions                                                             (134,638)
    Foreign currency transactions and forward foreign currency exchange
      contracts and other transactions denominated in foreign currency                 1,423,129
    Written options transactions                                                            (393)
    Futures contracts                                                                   (507,678)
                                                                                     -----------

              Net realized gain                                                          780,420
                                                                                     -----------

 Change in unrealized appreciation (depreciation):
    Investments                                                                         (740,602)
    Foreign currency and forward foreign currency exchange contracts and other
      transactions denominated in foreign currency                                       208,950
    Written options                                                                          444
    Futures contracts                                                                    (21,698)
                                                                                     -----------

              Net unrealized loss                                                       (552,906)
                                                                                     -----------

              Net realized and unrealized gain                                           227,514
                                                                                     -----------

              Increase in net assets from operations                                 $ 1,764,866
                                                                                     ===========



See notes to financial statements.

DLB GLOBAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     Year Ended         Period Ended
                                                                    December 31,        December 31,
                                                                        1997                1996 **
                                                                    ------------        ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                           $  1,537,352        $    471,859
    Net realized gain on investments                                     780,420             232,460
    Net unrealized appreciation (depreciation) on investments           (552,906)            100,937
                                                                    ------------        ------------

                                                                       1,764,866             805,256
                                                                    ------------        ------------

  Distributions to shareholders:
    From net investment income                                        (1,537,352)           (471,859)
    In excess of net investment income                                  (938,259)           (280,141)
    From net realized gain on investments                                     --             (76,750)
                                                                    ------------        ------------

                                                                      (2,475,611)           (828,750)
                                                                    ------------        ------------

  Fund share transactions:
    Net proceeds from sale of shares                                     932,227          25,000,000
    Net asset value of shares issued in
      reinvestment of distributions                                    2,475,611             828,750
    Cost of shares reacquired                                             (1,077)                 --
                                                                    ------------        ------------

                                                                       3,406,761          25,828,750
                                                                    ------------        ------------

              Total increase in net assets                             2,696,016          25,805,256

NET ASSETS:
  At beginning of period                                              25,805,266                  10
                                                                    ------------        ------------
  At end of period (including accumulated distributions
       in excess of net investment income of $21,541
       and $57,466, respectively)                                   $ 28,501,282        $ 25,805,266
                                                                    ============        ============


** For the period from August 26, 1996 (commencement of operations) to December
   31, 1996.


See notes to financial statements.

DLB GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS

                                                               Period Ended       Period Ended
                                                               December 31,       December 31,
                                                                   1997              1996 **
                                                               -------------      ------------
Per share data (for a share outstanding throughout each
  period):
  Net asset value - beginning of period                         $     9.99         $    10.00
                                                                ----------         ----------

  Income from investment operations:
     Net investment income                                             .58                .19
     Net realized and unrealized gain on investments
        and foreign currency                                           .08                .13
                                                                ----------         ----------

                                                                       .66                .32
                                                                ----------         ----------

  Less distributions to shareholders:
     From net investment income                                       (.58)              (.19)
     In excess of net investment income                               (.35)              (.11)
     From net realized gain on investments and foreign
        currency                                                        --               (.03)
                                                                ----------         ----------

                                                                      (.93)              (.33)
                                                                ----------         ----------

  Net asset value - end of period                               $     9.72         $     9.99
                                                                ==========         ==========

Total Return                                                          6.57%              3.21%

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                           .80% *             .80%
     Ratio of net investment income to average net assets             5.64%              5.35% *
     Portfolio turnover                                                234%               232%
     Net assets at end of period (000 omitted)                  $   28,501         $   25,805

The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund, the investment income per share and ratios would have been:

     Net investment income                                      $   .52            $   .17

     Ratios (to average net assets):
      Expenses                                                     1.42%              1.33% *
      Net investment income                                        5.01%              4.81% *


*  Annualized.
** For the period August 26, 1996 (commencement of operations) to December 31,
   1996.

See notes to financial statements.

DLB GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS


1.     BUSINESS AND ORGANIZATION

       DLB Global Bond Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.

2.     SIGNIFICANT ACCOUNTING POLICIES

       INVESTMENT VALUATION - Debt securities, including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

       REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund.

       REVERSE REPURCHASE AGREEMENTS - The Fund may enter into reverse repurchase agreements in which the Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

       FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

       PURCHASED OR WRITTEN OPTIONS - The Fund may purchase and sell call and put options with respect to securities and foreign currencies. Upon the purchase or sale of an option by the Fund, the premium paid or received is recorded as an investment or liability, the value of which is marked to market daily. Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on investment transactions. The risk associated with purchasing options is limited to the premium originally paid. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold or purchased and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

       FUTURES CONTRACTS - The Fund may enter into futures contracts for the delayed delivery of securities or foreign currency. Upon entering such contracts, the Fund must deposit either in cash or securities an amount equal to a specified percentage of the contract amount. Subsequent payments are made or received by the Fund each day depending on the fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investments in futures contracts are designed to hedge against anticipated future changes in interest or exchange rates. Investments in futures may also be made in order to reduce fluctuations in net asset value by hedging against a decline in the value of securities or currencies owned by the Fund or an increase in the value of securities or currencies which the Fund expects to purchase. The Fund may also use such techniques, to the extent permitted by applicable law, as a substitute for direct investment in foreign securities. Should interest or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

       FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

       INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

       TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, the Fund, for federal income tax purposes, had $208,993 in capital loss carryforwards, which expires December 31, 2005. To the extent permitted by the Code, capital loss carryovers will reduce taxable income arising from future net realized gain on investments, if any, and thus will reduce the amount of the distributions to shareholders that would otherwise be necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates and, to the extent unrecoverable, are recorded as a reduction of net investment income.

       Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. During the year ended December 31, 1997, $974,184 was reclassified from accumulated distributions in excess of net investment income to accumulated distributions in excess of net realized gain on investments and foreign currency transactions due to differences between financial reporting and tax accounting for realized gains on investments and foreign currency transactions. This change had no effect on net assets or net asset value per share.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

       The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services, and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the year ended December 31, 1997, the management fee amounted to $204,520, of which $54,592 was waived by Babson. Additionally, $115,565 of Fund expenses were borne by Babson.

       Babson has entered into a sub-advisory agreement with Potomac Babson Incorporated ("PBI") with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays PBI a monthly fee at the annual rate of .65% of average daily net assets. PBI is a 60% owned subsidiary of Babson.

       The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.     PORTFOLIO SECURITIES

       Purchases and sales of investments, other than purchased options and short-term obligations, were as follows:

                                                        Purchases       Sales
                                                       -----------   -----------

       U.S. Government securities                      $56,561,383   $54,304,791
                                                       ===========   ===========

       Investments (non-U.S. Government securities)    $ 6,862,431   $ 6,392,734
                                                       ===========   ===========

       The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

       Aggregate cost                                                $28,169,847
                                                                     ===========

       Gross unrealized depreciation                                 $(1,750,438)
       Gross unrealized appreciation                                   1,249,826
                                                                     -----------

       Net unrealized depreciation                                   $  (500,612)
                                                                     ===========

5.     SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                Year Ended     Period Ended
                                               December 31,    December 31,
                                                   1997           1996 **
                                               -----------     ------------

       Shares sold                                92,967        2,500,000
       Shares issued in reinvestment
         of distributions                        254,910           82,959
       Redemptions                                  (107)              --
                                                --------        ---------
         Net increase                            347,770        2,582,959
                                                ========        =========

       ** For the period August 26, 1996 (commencement of operations) to
          December 31, 1996.

6.     FINANCIAL INSTRUMENTS

       The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to such market risks as changes in interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, futures contracts and written option contracts. The notional or contractual amounts of these instruments represent the Fund's investment in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1997 is as follows:

       Forward Foreign Currency Exchange Contracts

                                                                                                               Net
                                                                            In                              Unrealized
                            Settlement                Contracts to       Exchange          Contracts       Appreciation
                               Date                 Deliver/Receive         For             at Value      (Depreciation)
                            ----------              ---------------      --------         -----------     --------------

       Sales                  1/30/98       CAD           1,077,000     $   751,046       $   752,857       $ (1,811)
                              1/30/98       DEM           7,560,000       4,254,361         4,209,518           44,843
                              1/30/98       ESP         117,370,000         779,867           768,833           11,034
                              1/30/98       FRF          16,238,000       2,730,452         2,702,325           28,127
                              1/30/98       GBP           1,301,000       2,159,660         2,133,770           25,890
                              1/30/98       ITL       2,243,475,000       1,285,571         1,267,286           18,285
                              1/30/98       NZD             524,000         303,396           303,186              210
                                                                        -----------       -----------       ----------
                                                                        $12,264,353       $12,137,775       $  126,578
                                                                        ===========       ===========       ==========

       At December 31, 1997, the Fund had sufficient cash and securities to cover any commitments under these contracts.

       Futures Contracts

                                                                    Unrealized
                                                                   Appreciation
       Expiration              Contracts               Position   (Depreciation)
       ----------       -------------------------      --------   --------------

       March 1998       30 U.S. Treasury Futures        Short       $(21,712)
       March 1998       20 Deutsche Marks Futures       Long          (7,550)
       March 1998       3 German 10-year Futures        Short         (2,976)
                                                                    --------
                                                                    $(32,238)
                                                                    ========

       At December 31, 1997, the Fund had sufficient cash and securities to cover margin requirements on open futures contracts.


       Written Option Transactions

                                                                     1997 Puts
                                                              ----------------------
                                                              Contracts     Premiums
                                                              ---------     --------

       Written options outstanding at beginning of period         --        $     --
       Options written                                           145          56,291
       Options closed                                           (135)        (53,191)
                                                                ----        --------
       Written options outstanding at end of period               10        $  3,100
                                                                ====        ========

       At December 31, 1997, the Fund had sufficient cash and securities to cover any commitments under these contracts.

7.     RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

       Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

                                   [DLB LOGO]

                        THE DLB QUANTITATIVE EQUITY FUND









                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997












                        [EXPERIENCE TO MANAGE THE FUTURE]

                                                    DLB QUANTITATIVE EQUITY FUND


Manager's Commentary

IT WAS YET ANOTHER INTERESTING YEAR FOR THE U.S. STOCK MARKET. The S&P 500 rose over 30% for the second year in a row, guided by a low inflation rate and steady GDP growth. Of course, this is the top-down view. If you look at the whole year, the last quarter brought some unfortunate economic surprises from Asia. Suddenly, investors discovered that much of our economic growth (on the margin) is globally derived. Despite this turn of events, the S&P 500 has "settled" into a trading range, as investors wait for quarterly/annual earnings reports in early 1998.

LARGE CAPITALIZATION STOCKS INVESTED IN THE "VALUE" STYLE DROVE THIS YEAR'S PERFORMANCE. Basically, those stocks in the S&P 500 (the large ones) with low price multiples (price to earnings or price to book) did very well.

THE FUND, WHICH IS INVESTED IN A "CORE" STYLE, OUTPERFORMED ITS BENCHMARK, THE RUSSELL 1000 GROWTH INDEX, FOR THE YEAR. Over the life of the Fund, we continue to outperform our benchmark, as well as the S&P 500 (the ubiquitous overall benchmark).

THE FUND, BY DESIGN IS CONSTRUCTED TO BE NEUTRAL TO THE RUSSELL 1000 GROWTH INDEX. This has the effect of being sector neutral (having roughly the same economic sector weight) to this benchmark. In addition, other characteristics such as beta (average propensity of the portfolio to move in concert with the market), dividend yield, and market capitalization are held neutral to the benchmark. The neutral stance allows us to focus on picking the best stocks in each sector without engaging in risky market timing.

OUR STOCK PICKING WAS QUITE GOOD FOR THE FIRST THREE QUARTERS OF THE YEAR. The first calendar quarter was led by value-oriented selections, as we saw calendar 1996 earnings come in at or above targets. The second and third quarters were led by momentum-oriented stocks as the market bid those stocks with strong year-over-year earnings comparisons up.

FOR THE LAST QUARTER, HIGH RELATIVE STRENGTH STOCKS (THOSE WITH SUCCESSFUL STOCK PRICE RECORDS OVER THE PREVIOUS 12 MONTHS) DID POORLY DURING THE FOURTH QUARTER. In broad terms, the earnings momentum investors owned the high relative strength stocks which are the stocks that did well last year and have strong earnings momentum. As earnings flatten for a stock, as we saw in the fourth quarter, earnings momentum investors tend to exit the stock -- temporarily depressing the stock's price.

                                                    DLB QUANTITATIVE EQUITY FUND



MANAGER'S COMMENTARY



With our stock picking models coincidentally weighted towards these stocks, our performance suffered.

OUR STRATEGY HAS SEEN PERIODS OF UP TO 6 MONTHS WHERE STOCK FUNDAMENTALS ARE IGNORED; TYPICALLY, OCCURRING AT ECONOMIC INFLECTION POINTS (WHEN RECESSION BEGINS) OR EXTERNAL EVENTS (SUCH AS THE INVASION OF KUWAIT OR OCTOBER'S ASIAN PROBLEM). As the market refocuses on the fundamentals of a stock, we tend to have our strongest outperformance.

WE REMAIN FULLY INVESTED. The characteristics of the portfolio remain neutral to the Russell 1000 Growth Index in most characteristics: beta, capitalization, yield, and sector weightings. Our positions are drawn from the Russell 1000 membership.

                                                    DLB QUANTITATIVE EQUITY FUND


Growth of a $100,000 Investment

                Cumulative Total Return Since Inception 8/26/96


                       DLB Quantitative           Russell 1000 Growth
                       ----------------            -------------------
                         $100,000.00                   $100,000.00
   08-96                  $98,500.00                   $100,240.00
09-30-96                 $106,399.70                   $107,537.47
10-31-96                 $110,102.41                   $106,182.70
11-30-96                 $120,098.71                   $116,307.22
12-31-96                 $118,502.38                   $114,027.60
01-31-97                 $127,449.31                   $122,020.93
02-28-97                 $128,163.03                   $121,191.19
03-31-97                 $123,362.55                   $114,634.74
04-30-97                 $131,920.62                   $122,246.49
05-31-97                 $139,849.05                   $131,072.69
06-30-97                 $144,631.89                   $136,315.60
07-31-97                 $160,281.06                   $148,365.89
08-31-97                 $154,382.71                   $139,886.49
09-30-96                 $164,510.22                   $146,559.07
10-31-97                 $153,510.22                   $141,136.38
11-30-97                 $159,553.84                   $147,134.68
12-31-97                 $156,674.07                   $148,782.58


TOTAL RETURNS FOR PERIODS ENDED 12/31/97

                                 6 Months     One Year         Annualized
                                 7/1/97 -     1/1/97 -       Since Inception
                                 12/31/97     12/31/97     8/26/96 - 12/31/97

DLB QUANTITATIVE GROWTH FUND        8.33         32.22             37.29
Russell 1000 Growth                 9.15         30.49             32.37


RUSSELL 1000 GROWTH INDEX contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

THIS REPORT AND THE FUND FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE DLB QUANTITATIVE EQUITY FUND. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                        DLB QUANTITATIVE
                                        EQUITY FUND
                                        FINANCIAL STATEMENTS FOR THE
                                        YEAR ENDED DECEMBER 31, 1997 AND THE
                                        PERIOD FROM AUGUST 26, 1996
                                        (COMMENCEMENT OF OPERATIONS) TO
                                        DECEMBER 31, 1996

DLB QUANTITATIVE EQUITY FUND

TABLE OF CONTENTS

INDEPENDENT AUDITORS' REPORT                                                                      1

FINANCIAL STATEMENTS:

     Portfolio of Investments as of December 31, 1997                                           2-6

     Statement of Assets and Liabilities as of December 31, 1997                                  7

     Statement of Operations for the Year Ended December 31, 1997                                 8

     Statements of Changes in Net Assets for the Year Ended December 31, 1997
       and the Period from August 26, 1996 (commencement of operations) to
       December 31, 1996                                                                          9

     Financial Highlights for the Year Ended December 31, 1997 and the Period
       from August 26, 1996 (commencement of operations) to
       December 31, 1996                                                                         10

     Notes to Financial Statements                                                            11-12

INDEPENDENT AUDITORS' REPORT

To the Trustees of The DLB Fund Group and
     Shareholders of DLB Quantitative Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DLB Quantitative Equity Fund (the "Fund") (a separate series of The DLB Fund Group) as of December 31, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 1997 and the period from August 26, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of DLB Quantitative Equity Fund at December 31, 1997, the result of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

DLB QUANTITATIVE EQUITY FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

COMMON STOCKS - 99.0%

          ISSUER                        SHARES          VALUE
AEROSPACE - 1.5%
General Dynamics Corporation             3,200       $  276,600
Raytheon Company                            19              943
Thiokol Corporation                      1,300          105,625
                                                     ----------
                                                        383,168
                                                     ----------

AIRLINES - 0.8%
UAL Corporation *                        2,300          212,750
                                                     ----------

APPAREL - 9.5%
Jones Apparel Group Inc. *              12,100          520,300
Liz Claiborne, Inc.                     12,600          526,838
Nike, Inc.                               1,300           51,025
Ross Stores Incorporated                11,900          432,863
VF Corporation                          14,000          643,125
Warnaco Group                            7,000          219,625
                                                     ----------
                                                      2,393,776
                                                     ----------

AUTO & TRUCK MANUFACTURERS - 1.8%
Ford Motor Company                       9,100          443,056
General Motors Corporation                 300           18,188
                                                     ----------
                                                        461,244
                                                     ----------

BANKS - 1.7%
The Chase Manhattan Corporation          1,300          142,350
First Chicago NBD Corporation            3,300          275,550
                                                     ----------
                                                        417,900
                                                     ----------

BEVERAGES - 1.5%
The Coca-Cola Company                    5,800          386,425
                                                     ----------

BUILDING SUPPLIES - 0.2%
Owens Corning                            1,200           40,950
                                                     ----------

         ISSUER                                   SHARES         VALUE
CHEMICALS - 1.6%
Solutia Incorporated                               5,900       $  157,456
Union Carbide Corporation                          5,500          236,156
                                                               ----------
                                                                  393,612
                                                               ----------

COMPUTERS - 9.5%
Compaq Computer Corporation                       13,750          776,016
Dell Computer Corporation *                        7,600          638,400
International Business Machines Corporation        5,500          575,094
Quantum Corporation *                              1,600           32,100
Storage Technology Corporation *                   6,000          371,625
                                                               ----------
                                                                2,393,235
                                                               ----------

COMPUTER SERVICES - 0.9%
Computer Associates International, Inc.            4,350          230,006
                                                               ----------

COMPUTER SOFTWARE - 5.3%
Cadence Design Systems, Inc. *                     3,800           93,100
Microsoft Corporation *                            9,500        1,227,875
                                                               ----------
                                                                1,320,975
                                                               ----------

CONSTRUCTION - 1.9%
Case Corporation                                   6,900          417,019
USG Corporation                                    1,400           68,600
                                                               ----------
                                                                  485,619
                                                               ----------

DISCOUNT RETAIL - 0.8%
The TJX Companies Inc.                             3,400          116,875
Wal Mart Stores Inc.                               2,300           90,706
                                                               ----------
                                                                  207,581
                                                               ----------

DIVERSIFIED - 2.6%
Litton Industries *                               11,400          655,500
                                                               ----------

DOMESTIC OIL - 0.1%
Phillips Petroleum Company                           200            9,725
Sun Company, Inc.                                    200            8,413
                                                               ----------
                                                                   18,138
                                                               ----------

            ISSUER                              SHARES           VALUE
DRUGS - 12.8%
Bristol-Meyers Squibb Company                    11,100       $1,050,338
Eli Lilly & Company                                 300           20,888
Merck & Co., Inc.                                11,400        1,211,250
Schering-Plough Corporation                      15,100          938,088
                                                              ----------
                                                               3,220,564
                                                              ----------

ELECTRICAL EQUIPMENT - 4.2%
General Electric Company                         11,500          843,813
W.W. Grainger, Inc.                               2,200          213,813
                                                              ----------
                                                               1,057,626
                                                              ----------

ELECTRICAL POWER - 0.3%
GPU Incorporated                                  2,000           84,250
                                                              ----------

FINANCIAL SERVICES - 3.0%
Lehman Brothers Holdings Inc.                    10,600          540,600
The Money Store Inc.                              6,900          144,900
Morgan Stanley, Dean Witter Discover & Co.        1,300           76,863
                                                              ----------
                                                                 762,363
                                                              ----------

FOOD PRODUCERS - 5.6%
ConAgra, Inc.                                    14,000          459,375
Dean Foods Company                                5,000          297,500
Interstate Bakeries Corporation                  17,400          650,325
                                                              ----------
                                                               1,407,200
                                                              ----------

FOOD RETAILERS - 0.9%
The Kroger Co.                                    6,000          221,625
                                                              ----------

GENERAL RETAIL - 2.0%
Federated Department Stores Inc. *               11,700          503,831
                                                              ----------

INSURANCE COMPANIES - 2.6%
CIGNA Corporation                                 2,100          363,431
Old Republic International Corp.                  4,000          148,750
Wellpoint Health Networks Inc. *                  3,400          143,650
                                                              ----------
                                                                 655,831
                                                              ----------

            ISSUER                       SHARES          VALUE
INTERNATIONAL OIL - 1.0%
Exxon Corporation                         4,200       $  256,988
                                                      ----------

MACHINERY & EQUIPMENT - 4.4%
AGCO Corporation                          2,800           81,900
Aeroquip-Vickers Inc.                     6,000          294,375
Caterpillar Inc.                         11,400          553,613
Deere & Company                           3,000          174,938
                                                      ----------
                                                       1,104,826
                                                      ----------

MEDICAL SUPPLIES & SERVICES - 6.7%
Abbott Laboratories                       5,900          386,819
Becton Dickinson and Company              1,700           85,000
Guidant Corporation                       8,800          547,800
Johnson & Johnson                         4,900          322,788
Tenet Healthcare Corporation              9,900          327,938
                                                      ----------
                                                       1,670,345
                                                      ----------

NATURAL GAS - 0.1%
The Columbia Gas System Inc.                400           31,425
                                                      ----------

OFFICE EQUIPMENT - 0.2%
Tech Data Corporation *                   1,600           62,200
                                                      ----------

OIL SERVICES - 2.2%
Global Marine Inc. *                     17,900          438,550
Rowan Companies, Inc. *                   3,300          100,650
                                                      ----------
                                                         539,200
                                                      ----------

PRINTING & PUBLISHING - 2.6%
American Greetings Corporation            3,100          121,288
Central Newspapers                        2,700          199,631
Gannett Company, Inc.                       600           37,088
Washington Post Company                     600          291,900
                                                      ----------
                                                         649,907
                                                      ----------

            ISSUER                              SHARES          VALUE
RECREATION - 3.8%
G Tech Holdings Corporation *                     4,000       $127,750
KingWorld Productions Inc.                        5,700        329,175
MGM Grand, Inc. *                                13,700        494,056
                                                              --------
                                                               950,981
                                                              --------

SEMICONDUCTORS - 1.6%
Intel Corporation                                 5,600        393,400
                                                              --------

SPECIALTY CHEMICALS - 1.2%
UCAR International Inc.                           7,800        311,513
                                                              --------

SPECIALTY RETAIL - 1.4%
Intimate Brands, Inc.                            15,100        363,344
                                                              --------

TELEPHONE - 0.9%
AT&T Corporation                                  3,500        214,375
                                                              --------

TOBACCO - 1.4%
UST, Inc.                                         3,700        136,661
Universal Corp.                                   5,400        222,075
                                                              --------
                                                               358,736
                                                              --------

TOTAL COMMON STOCKS
     (identified cost, $19,319,929)                         24,821,409

Other assets, less liabilities - 1.0%                          248,074
                                                            ----------

NET ASSETS - 100%                                          $25,069,483
                                                           ===========


* Non-income producing securities

See notes to financial statements

DLB QUANTITATIVE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER  31, 1997
ASSETS:
     Investments, at value (identified cost, $19,319,929)              $ 24,821,409
     Cash                                                                   274,633
     Receivable from investment manager                                      16,997
     Dividends and interest receivable                                       24,172
     Receivable for fund shares sold                                          1,340
                                                                       ------------

                                                                         25,138,551
                                                                       ------------

LIABILITIES:
     Management fees                                                         11,648
     Accrued expenses                                                        57,420
                                                                       ------------

                                                                             69,068
                                                                       ------------

NET ASSETS                                                             $ 25,069,483
                                                                       ============

NET ASSETS CONSIST OF:
     Paid-in capital                                                   $ 19,569,520
     Unrealized appreciation on investments
                                                                          5,501,480
     Accumulated undistributed net investment income                          7,834
     Accumulated distributions in excess of net realized gain on
        investment transactions                                              (9,351)
                                                                       ------------

                                                                       $ 25,069,483
                                                                       ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                 1,723,525
                                                                       ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
  SHARE (NET ASSETS/SHARES OF BENEFICIAL INTEREST
  OUTSTANDING)                                                         $      14.55
                                                                       ============



See notes to financial statements.

DLB QUANTITATIVE EQUITY FUND


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

NET INVESTMENT INCOME:
     Dividends                                                       $   218,652
     Interest                                                              8,733
                                                                     -----------

                                                                         227,385
                                                                     -----------

EXPENSES:
     Management fee                                                      151,521
     Trustees' fees                                                        5,501
     Custodian fee                                                        50,162
     Accounting and audit fees                                            32,430
     Registration costs                                                   23,778
     Printing fees                                                        22,317
     Legal fees                                                           19,942
     Transfer agent fee                                                    8,001
     Miscellaneous                                                           258
                                                                     -----------

                                                                         313,910

     Reduction of expenses by investment manager                        (132,364)
                                                                     -----------

               Net expenses                                              181,546
                                                                     -----------

               Net investment income                                      45,839
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Realized gain (identified cost basis)                             1,189,437

     Change in unrealized appreciation                                 3,708,423
                                                                     -----------

               Net realized and unrealized gain on investments         4,897,860
                                                                     -----------

               Increase in net assets from operations                $ 4,943,699
                                                                     ===========




See notes to financial statements.

DLB QUANTITATIVE EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Year Ended         Period Ended
                                                                     December 31,        December 31,
                                                                        1997                1996 **
                                                                     ------------        ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                         $     45,839        $     19,206
    Net realized gain on investments                                 1,189,437             356,106
    Net unrealized appreciation on investments                       3,708,423           1,793,057
                                                                  ------------        ------------

                                                                     4,943,699           2,168,369
                                                                  ------------        ------------

  Distributions to shareholders:
    From net investment income                                         (43,840)            (13,371)
    From net realized gain on investments                           (1,335,243)           (210,300)
    In excess of realized gains                                         (9,351)               --
                                                                  ------------        ------------

                                                                    (1,388,434)           (223,671)
                                                                  ------------        ------------

  Fund share transactions:
    Net proceeds from sale of shares                                 6,349,810          11,728,918
    Net asset value of shares issued in
      reinvestment of distributions                                  1,388,434             223,671
    Cost of shares reacquired                                         (121,323)               --
                                                                  ------------        ------------

                                                                     7,616,921          11,952,589
                                                                  ------------        ------------

              Total increase in net assets                          11,172,186          13,897,287

NET ASSETS:
  At beginning of period                                            13,897,297                  10
                                                                  ------------        ------------
  At end of period (including accumulated undistributed net
      investment income of $7,834 and $5,835, respectively)       $ 25,069,483        $ 13,897,297
                                                                  ============        ============


** For the period from August 26, 1996 (commencement of operations) to December
   31, 1996.


See notes to financial statements.

DLB QUANTITATIVE EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                                          Year Ended         Period Ended
                                                                         December 31,         December 31,
                                                                             1997               1996 **
                                                                       ----------------    ---------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                                $      11.66         $      10.00
                                                                       ------------         ------------



  Income from investment operations:
     Net investment income                                                      .03                  .01
     Net realized and unrealized gain on investments                           3.73                 1.84
                                                                       ------------         ------------

                                                                               3.76                 1.85
                                                                       ------------         ------------

  Less distributions to shareholders:
     From net investment income                                                (.03)                (.01)
     From net realized gain on investments                                     (.83)                (.18)
     In excess of realized gain on investments                                 (.01)                --
                                                                       ------------         ------------

                                                                               (.87)                (.19)
                                                                       ------------         ------------

  Net asset value - end of period                                      $      14.55         $      11.66
                                                                       ============         ============

  Total Return                                                                32.23%               18.51%

  Ratios and Supplemental Data:
     Ratio of expenses to average net assets                                    .90%                 .90% *
     Ratio of net investment income to average net assets                       .23%                 .43% *
     Portfolio turnover                                                          46%                  10%
     Average commission rate paid (1)                                  $      .0336         $      .0193
     Net assets at end of period (000 omitted)                         $     25,069         $     13,897


The manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets on an annualized basis. If the management fee reduction and expenses borne by the manager had been borne by the Fund, the net investment income (loss) per share and ratios would have been:

Net investment loss                                                       $   (.06)         $       (.01)

Ratios (to average net assets):
  Expenses                                                                    1.55%                 1.82% *
  Net investment loss                                                         (.43)%                (.50)%*


*    Annualized
** For the period August 26, 1996 (commencement of operations) to December 31, 1996.
(1) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold on which commissions were charged.


See notes to financial statements.

DLB QUANTITATIVE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS


1.       BUSINESS AND ORGANIZATION

         DLB Quantitative Equity Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.       SIGNIFICANT ACCOUNTING POLICIES

         INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

         INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

         TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. The Fund files a tax return annually using tax accounting methods required by the Code that may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported in these financial statements may differ from that reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

         Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Only distributions in excess of tax-basis earnings and profits are reported as a return of capital. Differences between income for the financial statements and tax-basis earnings and profits may result in temporary over-distributions for financial statement purposes, which are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.       TRANSACTIONS WITH AFFILIATES

         The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the year ended December 31, 1997, the management fee amounted to $151,521, of which $40,577 was waived by Babson. Additionally, $91,787 of Fund expenses were borne by Babson.

         The Fund pays no compensation directly to those of its Trustees who also are officers of the investment manager, or to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.       PORTFOLIO SECURITIES

         Purchases and sales of investments, other than short-term obligations, aggregated $15,442,357 and $8,148,389, respectively.

         The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                    $ 19,319,929
                                                  ============

Gross unrealized appreciation                     $  5,763,000
Gross unrealized depreciation                         (261,520)
                                                  ------------

       Net unrealized appreciation                $  5,501,480
                                                  ============


5.       SHARES OF BENEFICIAL INTEREST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                    Year Ended       Period Ended
                                   December 31,     December 31,
                                      1997             1996 **
                                    --------        ---------
Shares sold                          444,204        1,172,892
Shares issued in reinvestment
  of distributions                    95,246           19,183
Redemptions                           (8,001)            --
                                    --------        ---------
  Net increase                       531,449        1,192,075
                                    ========        =========


** For the period August 26, 1996 (commencement of operations) to
   December 31, 1996.